SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

                            [Amendment No.........]

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/      Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /      Definitive Proxy Statement
/ /      Definitive Additional Materials
/ /      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                     American Body Armor & Equipment, Inc.
               (Name of Registrant as Specified In Its Charter)


                                      N/A
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/       $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
          or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

         1) Title of each class of securities to which transaction applies:



         2) Aggregate number of securities to which transaction applies:



         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):




         4) Proposed maximum aggregate value of transaction:



         5) Total fee paid:



/ /      Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid: _________________________________________

         2) Form Schedule or Registration Statement No.: ____________________

         3) Filing Party: ___________________________________________________

         4) Date Filed: _____________________________________________________




                                                     May   , 1996




To Our Shareholders:

                  On behalf of your Company's Board of Directors, I cordially invite you to attend the Annual Meeting of Shareholders to be held on Friday, June 14, 1996, at 10:00 A.M., New York City time, at the offices of Kane Kessler, P.C., 1350 Avenue of the Americas, 26th Floor, New York, New York 10019.

                  The accompanying Notice of Meeting and Proxy Statement cover the details of the matters to be presented.

                  A copy of the 1995 Annual Report is included with this mailing.

                  REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, I URGE THAT YOU PARTICIPATE BY COMPLETING AND RETURNING YOUR PROXY AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT AND WILL BE GREATLY APPRECIATED. YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU DECIDE TO ATTEND THE MEETING.

                                   Cordially,

                                   AMERICAN BODY ARMOR & EQUIPMENT, INC.



                                   Jonathan M. Spiller
                                   President and
                                   Chief Executive Officer

JMS/ksh











                     AMERICAN BODY ARMOR & EQUIPMENT, INC.
                             191 NASSAU PLACE ROAD
                             YULEE, FLORIDA 32097


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                          To be Held on June 14, 1996


To Our Shareholders:

                  You are cordially invited to attend the Annual Meeting of Shareholders of American Body Armor & Equipment, Inc., a Florida corporation (the "Company"), to be held on Friday, June 14, 1996, at the offices of Kane Kessler, P.C., 1350 Avenue of the Americas, 26th Floor, New York, New York 10019, at 10:00 A.M., New York City time, or any adjournment or postponement thereof (the "Meeting"), for the following purposes:

                   1. To elect six directors.

                   2. To consider and vote upon a proposal to change the
                      name of the Company to "Armor Holdings, Inc."

                   3. To consider and vote upon a proposal to reincorporate
                      the Company under the laws of the State of Delaware by means of a merger of the Company with and into a newly formed wholly-owned subsidiary incorporated in the State of Delaware, as described in the accompanying Proxy Statement.

                   4. To consider and vote upon a proposal pursuant to which the
                      Company will become a holding company and own the capital stock of its subsidiary corporations, through which the operations of the Company will be conducted. As part of such proposal, all of the businesses, assets, liabilities and operations of the Company will be transferred to a wholly-owned subsidiary corporation pursuant to appropriate assignment and assumption agreements in order to implement such holding company structure.

                   5. To consider and vote upon a proposal to increase the
                      number of shares of the Company's authorized common stock to 50,000,000 shares.

                   6. To consider and vote upon a proposal to create a series of preferred stock with such rights, privileges and preferences as the Board of Directors may determine from time to time.

                   7. To consider and vote upon a proposal to adopt the
                      Company's 1996 Stock Option Plan.

                   8. To consider and vote upon a proposal to adopt the
                      Company's 1996 Non-Employee Directors Stock Option Plan.

                   9. To vote upon a resolution ratifying the appointment of
                      Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 1996.

                  10. To transact such other business as may properly come
                      before the Meeting.

                  Only holders of record of the Company's Common Stock, par value $.03 per share, at the close of business on April 17, 1996 will be entitled to notice of and to vote at the Meeting.


                  YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU DECIDE TO ATTEND THE MEETING.

                                   Carol T. Burke
                                   Secretary







                     AMERICAN BODY ARMOR & EQUIPMENT, INC.
                             191 NASSAU PLACE ROAD
                             YULEE, FLORIDA 32097

                                PROXY STATEMENT

                        Annual Meeting Of Shareholders

                          To Be Held on June 14, 1996

                               ----------------

                                 INTRODUCTION


PROXY SOLICITATION AND GENERAL INFORMATION

                  This Proxy Statement and the enclosed form of proxy (the

"Proxy Card") are being furnished to the holders of Common Stock, par value $.03 per share (the "Common Stock"), of American Body Armor & Equipment, Inc., a Florida corporation (the "Company" or "ABA"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on June 14, 1996, at the offices of Kane Kessler, P.C., 1350 Avenue of the Americas, 26th Floor, New York, New York 10019, at 10:00 A.M., New York City time, and at any adjournment or postponement thereof (the "Meeting"). This Proxy Statement and the Proxy Card are first being sent to shareholders on or about May , 1996.

                  At the Meeting, holders of Common Stock (the "Shareholders") will be asked:

                   1. To elect six directors.

                   2. To consider and vote upon a proposal to change the
                      name of the Company to "Armor Holdings, Inc."

                   3. To consider and vote upon a proposal to reincorporate
                      the Company under the laws of the State of Delaware by means of a merger of the Company with and into a newly formed wholly-owned subsidiary incorporated in the State of Delaware, as described herein (the "Reincorporation").

                   4. To consider and vote upon a proposal pursuant to
                      which the Company will become a holding company and own the capital stock of its subsidiary corporations, through which the operations of the Company will be conducted. As part of such proposal, the assets and liabilities of the Company will be transferred to a wholly-owned subsidiary corporation pursuant to appropriate assignment and assumption agreements in order to implement such holding company structure (the "Restructuring").

                   5. To consider and vote upon a proposal to increase the
                      number of shares of the Company's authorized Common Stock to 50,000,000 shares.

                   6. To consider and vote upon a proposal to create a series of preferred stock with such rights, privileges and preferences as the Board of Directors may determine from time to time.

                   7. To consider and vote upon a proposal to adopt the
                      Company's 1996 Stock Option Plan (the "1996 Plan").

                   8. To consider and vote upon a proposal to adopt the
                      Company's 1996 Non-Employee Directors Stock Option Plan (the "1996 Directors Plan").

                   9. To vote upon a resolution ratifying the appointment
                      of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 1996 ("Fiscal 1996").


                  10. To transact such other business as may properly come
                      before the Meeting.

                  The Board of Directors has fixed the close of business on April 17, 1996, as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting. Each such Shareholder will be entitled to one vote for each share of Common Stock held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing.

                  Shareholders are requested to complete, sign, date and promptly return the Proxy Card in the enclosed envelope. Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Meeting in accordance with instructions contained therein. If the Proxy Card is signed and returned without instructions, the shares will be voted FOR the election of each nominee for director named herein (Proposal No. 1) and FOR Proposal Nos. 2, 3, 4, 5, 6, 7, 8 and 9. A Shareholder who so desires may revoke his proxy at any time before it is voted at the Meeting by delivering written notice to the Company (attention: Corporate Secretary), by duly executing a proxy bearing a later date or by casting a ballot at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy.

                  The Board of Directors knows of no other matters that are to be brought before the Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.






                                  THE MEETING


                  The Meeting will be held on Friday, June 14, 1996, at 10:00 A.M., New York City time, at the offices of Kane Kessler, P.C., 1350 Avenue of the Americas, 26th Floor, New York, New York 10019.

Record Date; Shares Outstanding And Entitled To Vote

                  Only Shareholders as of the close of business on April 17, 1996 (the "Record Date") are entitled to notice of and to vote at the Meeting. As of the Record Date, there were 6,825,835 shares of Common Stock outstanding and entitled to vote, assuming the conversion of all issued and outstanding shares of the Company's 3% Convertible, $1.00 stated value Preferred Stock (the "Preferred Stock"), with each share entitled to one vote. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT -- CHANGES IN CONTROL" for a discussion of the conversion of the Preferred Stock.

Required Votes


                  A plurality of the votes cast by the holders of shares of Common Stock present in person or by proxy at the Meeting at which a quorum is present is required for the election of a nominee for director. The approval and adoption of Proposal Nos. 2, 3, 4, 5 and 6 requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote on said Proposals at the Meeting. Abstentions and broker non-votes will have the legal effect of a vote against said Proposals. The approval and adoption of Proposal Nos. 7, 8 and 9 requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, represented in person or by proxy at the Meeting. Abstentions will have the legal effect of a vote against Proposal Nos. 7, 8 and 9. With respect to a broker non-vote on Proposal Nos. 7, 8 and 9, such shares will not be considered present at the Meeting and (since they will not be counted in respect of the matter) the broker non-votes will have the practical effect of reducing the number of affirmative votes required to achieve a majority vote for the matter by reducing the total number of shares from which the majority is calculated.

                  The directors and officers of the Company (collectively "Management") own, in the aggregate, approximately 76.6% of the outstanding shares of the Company's Common Stock and have indicated their intention to vote for each director nominee and for all other proposals described in this Proxy Statement. As such, because Management owns approximately 76.6% of the Company's outstanding shares of Common Stock, it is virtually assured that each of the nominees for director will be elected and each of the other proposals described herein will be adopted.

Proxy Solicitation

                  The Company will bear the costs of the solicitation of proxies for the Meeting. In addition, directors, officers and employees of the Company may solicit proxies from Shareholders by mail, telephone, telegram, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of Common Stock held of record by them and such custodians will be reimbursed for their reasonable expenses.

Independent Accountants

                  The Company has been advised that representatives of Deloitte & Touche LLP, the Company's independent accountants for the fiscal year ended December 31, 1995, the Company's most recently completed fiscal year ("Fiscal 1995"), will attend the Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.



                              SECURITY OWNERSHIP
                                      OF
                   CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                  The following table sets forth certain information, as of the Record Date, to the knowledge of the Company, regarding the beneficial ownership of Common Stock, which is the Company's only class of outstanding voting securities, by: (i) each Shareholder who owns more than 5% of the outstanding Common Stock of the Company; (ii) each director; (iii) each of the named executive officers of the Company; and (iv) all directors and executive officers of the Company as a group. The information set forth in the table and accompanying footnotes has been furnished by the named beneficial owners. Since the table and accompanying footnotes reflect beneficial ownership determined pursuant to the applicable rules of the Securities and Exchange Commission, the information is not necessarily indicative of beneficial ownership for any other purpose.

Name and Address                                  Common Stock No. of
of Beneficial Owner                            Shares Beneficially Owned            % of Class
- -------------------                            -------------------------            ----------
Warren B. Kanders (1) and
Kanders Florida Holdings, Inc.                     4,525,178 (1)                      66.29%
c/o American Body Armor & Equipment, Inc.
191 Nassau Place Road
Yulee, FL 32097

Jonathan M. Spiller
c/o American Body Armor & Equipment, Inc.            740,205 (2)                      10.10%
191 Nassau Place Road
Yulee, FL 32097

Richmont Capital Partners I, L.P.                    600,000 (3)                       8.08%
4300 Westgrove Drive
Dallas, TX 75248

J. Michael Elliott
c/o American Body Armor & Equipment, Inc.            189,000 (4)                       2.70%
191 Nassau Place Road
Yulee, FL 32097

Burtt R. Ehrlich
c/o American Body Armor & Equipment, Inc.            182,300 (5)                       2.65%
191 Nassau Place Road
Yulee, FL 32097

Nicholas Sokolow
c/o American Body Armor & Equipment, Inc.            122,500 (6)                       1.79%
191 Nassau Place Road
Yulee, FL 32097

Richard T. Bistrong
c/o American Body Armor & Equipment, Inc.             50,000 (7)                        .73%
191 Nassau Place Road
Yulee, FL 32097

Thomas W. Strauss
c/o American Body Armor & Equipment, Inc.

191 Nassau Place Road
Yulee, FL 32097                                       40,000 (8)                        .58%

Executive Officers and Directors as a Group
     (7 Individuals)                               6,449,183 (1)(2)(4)
                                                             (5)(6)(7)(8)             78.32%

(1) Represents 4,524,178 shares owned by Kanders Florida Holdings, Inc. ("KFH"), which are deemed to be beneficially owned by Warren B. Kanders because he is the sole shareholder and sole director of KFH. Of the shares listed, Mr. Kanders owns 29,141 shares individually.

(2) Includes 432,000 stock options granted to Mr. Spiller under the terms of his previous employment agreement, which was executed on January 1, 1994 but which was mutually terminated by Mr. Spiller and the Company and superseded by a new employment agreement executed on January 18, 1996, and 18,000 shares granted to Mr. Spiller pursuant to the Company's 1994 Incentive Stock Plan. Such options are fully vested but unexercised. Also includes a maximum of 50,000 stock options, subject to reduction, awarded to Mr. Spiller on January 19, 1996. These options are fully vested but unexercised. Of the 740,205 shares listed, 690,105 are subject to a three year lock-up agreement by and among Mr. Spiller and KFH. Pursuant to the terms of a letter agreement, dated January 18, 1996 (the "Letter Agreement"), Mr. Spiller agreed that he will not, directly or indirectly, without the prior written consent of KFH, offer to sell, sell, grant any options for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of such shares of Common Stock of the Company or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for, such shares of Common Stock of the Company or dispose of any beneficial interest therein for a period of three years from January 18, 1996, except as provided in such Letter Agreement. KFH and Mr. Spiller entered into an agreement, dated as of January 18, 1996, pursuant to which KFH granted a beneficial ownership interest in 316,823 shares of Common Stock of the Company owned by KFH. Such agreement provides that, in the event that KFH sells at least 452,604 shares of Common Stock of the Company in a single transaction, then Mr. Spiller shall have the option to either
    (i) pay to KFH an amount equal to the Spiller Acquisition Cost (as defined in such agreement), in which event Mr. Spiller will be entitled to receive stock certificates representing such 316,823 shares of Common Stock, or (ii) receive the net proceeds relating to 316,823 shares of Common Stock that are the subject of the sale by KFH, reduced by the Spiller Acquisition Cost relating to such shares of Common Stock so sold by KFH. In the event that KFH does not sell at least 452,604 shares of Common Stock as described above, then Mr. Spiller's rights to the 316,823 shares of Common Stock shall vest on January 18, 1999; provided, however, that, at such time, Mr. Spiller is the President and Chief Executive Officer of the Company and his Employment Agreement with the Company, dated as of January 18, 1996, is in full force and effect and Mr. Spiller is not in breach thereof; and, provided, further, that if Mr. Spiller's Employment Agreement with the Company is terminated due to his death or disability, or without cause, prior to January 18, 1999, then a pro-rata portion of such 316,823 shares of Common Stock, based upon the number of months elapsed from January 18, 1996 in relation to 36 months, shall vest to Mr. Spiller. Unless sooner acquired by Mr. Spiller as hereinabove described, Mr. Spiller shall have the right to acquire any such vested shares of Common Stock pursuant to such agreement on January 18, 2001 upon payment by Spiller to KFH of the Spiller Acquisition Cost relating to such shares.

(3) Represents the number of shares deemed to be beneficially owned by Richmont Capital Partners I, L.P., upon conversion of $3,000,000 principal amount of convertible subordinated notes into Common Stock at a conversion rate of $5.00 per share.

(4) Includes 138,000 stock options granted to Mr. Elliott under the terms of his previous employment agreement, which was executed on January 1, 1994 but which was mutually terminated by Mr. Elliott and the Company and superseded by a new employment agreement executed on January 18, 1996, and 30,000 stock options granted to Mr. Elliott pursuant to the Company's 1994 Incentive Stock Plan. Such options are fully vested but unexercised. All of the shares listed are subject to a three year lock-up agreement, by and among Mr. Elliott and KFH (the "Elliott Lock-Up"). Pursuant to the Elliott Lock-Up, Mr. Elliott agreed that he will not, directly or indirectly, without the prior written consent of KFH, offer to sell, sell, grant any options for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any shares of Common Stock of the Company or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock of the Company or dispose of any beneficial interest therein for a period of three years from January 18, 1996, except as provided in such agreement.

(5) Includes 10,000 shares owned by Mr. Ehrlich's children and 20,600 held in trust for the benefit of his children, of which Mr. Ehrlich's spouse is trustee, of which he disclaims beneficial ownership. Also includes 400 shares owned by Mr. Ehrlich's spouse's individual retirement account, of which Mr. Ehrlich disclaims beneficial ownership. Also includes 50,000 shares which are deemed to be beneficially owned by Mr. Ehrilich upon conversion of $250,000 principal amount of convertible subordinated notes into Common Stock at a conversion rate of $5.00 per share. Of the 182,300 shares listed, 100,000 shares are subject to a three year lock-up agreement by and among Mr. Ehrlich and KFH (the "Ehrlich Lock-Up"). Pursuant to the Ehrlich Lock-Up, Mr. Ehrlich agreed that he will not, directly or indirectly, without the prior written consent of KFH, offer to sell, sell, grant any options for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any shares of Common Stock of the Company or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock of the Company or dispose of any beneficial interest therein for a period of three years from January 18, 1996, except as provided in such agreement.

(6) Represents 100,000 shares owned by S.T. Investors Fund, LLC ("STI"), a limited liability company of which Mr. Sokolow is a member and 20,000 shares owned by Mr. Sokolow's children, of which he disclaims beneficial ownership. Of the 122,500 shares listed, 100,000 shares are subject to a three year lock-up agreement, by and among STI and KFH (the "STI Lock-Up"). Pursuant to the STI Lock-Up, STI agreed that it will not, directly or indirectly, without the prior written consent of KFH, offer to sell, sell, grant any options for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any shares of Common Stock of the Company or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock of the Company or dispose of any beneficial interest therein for a period of three years from January 18, 1996, except as provided in such agreement.

(7) Includes 50,000 stock options granted to Mr. Bistrong under the terms of his previous employment agreement, which was executed on February 5, 1995 but which was mutually terminated by Mr. Bistrong and the Company and superseded by a new employment agreement executed on January 18, 1996. Such options are fully vested but unexercised. All of the shares listed are subject to a three year lock-up agreement, by and among Mr. Bistrong and KFH (the "Bistrong Lock-Up"). Pursuant to the Bistrong Lock-Up, Mr. Bistrong agreed that he will not, directly or indirectly, without the prior written consent of KFH, offer to sell, sell, grant any options for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any shares of Common Stock of the Company or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock of the Company or dispose of any beneficial interest therein for a period of three years from January 18, 1996, except as provided in such agreement.

(8) Represents the number of shares deemed to be beneficially owned by Mr. Strauss, upon conversion of $200,000 principal amount of convertible subordinated notes into Common Stock at a conversion rate of $5.00 per share.


Changes in Control

           Since the beginning of Fiscal 1995, the Company has undergone a change in control in connection with the purchase by Kanders Florida Holdings, Inc. ("KFH") and other investors (the "Investors") of all of the capital stock of the Company owned by Clark Schwebel, Inc. ("Clark Schwebel"), a supplier of raw materials to the Company, and Hexcel Corporation as of January 18, 1996 (the "Purchase"). See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS--TRANSACTIONS WITH MANAGEMENT AND OTHERS" for a discussion of the Company's transactions with Clark Schwebel. Prior to the closing of the Purchase (the "Closing"), at a meeting held on January 18, 1996, the then existing Board of Directors, which consisted of Jonathan M. Spiller, Julius Lasnick, Gardner F. Davis, John Innes and Robert Sullivan, authorized the officers of the Company to take such actions as the officers deemed necessary, prudent and appropriate to facilitate the Purchase by KFH and the Investors. Following such action, Messrs. Lasnick, Davis, Innes and Sullivan conditionally resigned from the Board of Directors, effective upon the Closing. Such resignations were conditioned upon the occurrence of the Closing. Contemporaneously with the tendering by Messrs. Lasnick, Davis, Innes and Sullivan of their conditional resignations, the Board of Directors appointed Warren B. Kanders ("Kanders"), who was elected Chairman of the Board of Directors, Burtt R. Ehrlich ("Ehrlich") and Nicholas Sokolow ("Sokolow"), to the vacancies to be created by such resignations. Kanders is the sole shareholder and sole director of KFH. Ehrlich is a Trustee of the Reserve Private Equity Series of mutual funds and a Director of the Cater Allen family of mutual funds. Sokolow, a senior partner in the law firm of Sokolow, Dunaud, Mercadier & Carreras, is a member of S.T. Investors Fund, LLC. Upon assuming office, Messrs. Kanders, Ehrlich and Sokolow constituted a majority of the Board of Directors.

           The shares of Common Stock of the Company acquired by KFH were paid for out of KFH's working capital funds. KFH acquired an aggregate of 2,880,217 shares of the Company's Common Stock and an aggregate of 1,131,075 shares of the Company's Preferred Stock, for an aggregate purchase price of $3,190,000, of which an aggregate of $2,340,000 was paid in cash. The remaining $850,000 of the purchase price was paid by promissory notes. To secure the payment of the promissory notes, KFH pledged to Springs Industries, Inc. ("Springs"), the parent corporation of Clark Schwebel, 900,000 shares of the Company's Common Stock. Contemporaneously with the Purchase by KFH, Mr. Kanders individually acquired 28,141 shares of the Company's Common Stock. Mr. Kanders acquired an additional 1,000 shares of Common Stock upon the listing of the Company's Common Stock on the American Stock Exchange on March 18, 1996.

           Upon assuming their positions, the newly constituted Board of Directors of the Company elected to require the holders of the Company's Preferred Stock to convert such shares to Common Stock at 110% of the aggregate stated value of the Preferred Stock, at a conversion price of $.77 per share (fair market value as determined by an independent valuation firm), as required by the Company's Amended and Restated Articles of Incorporation (the "Charter"). All shares of the Company's Preferred Stock were deemed to have been converted upon such election by the Board of Directors.

           Following the Closing, and assuming the conversion of the shares of Preferred Stock owned by KFH, KFH and Mr. Kanders collectively owned 4,524,178 of the total outstanding shares of Common Stock of the Company, which holdings constituted approximately 66.29% of the total outstanding shares of Common Stock of the Company.

           As of the Record Date, KFH and Mr. Kanders owned 4,525,178 of the total outstanding shares of Common Stock of the Company, which holdings constitute approximately 66.29% of the total outstanding shares of Common Stock of the Company. Management of the Company owns, in the aggregate, approximately 76.6% of the total outstanding shares of the Company's Common Stock and have indicated their intention to vote for the election of each of the nominees for director and the approval and adoption of each of the Proposals presented in this Proxy Statement. Therefore, election of each of the nominees for director and the adoption of each of the Proposals discussed herein is virtually assured.

           No further changes in control of the Company are currently contemplated.

           The Company is not aware of any material proceedings to which any director, executive officer or affiliate of the Company or any security holder, including any owner of record or beneficially of more than 5% of any class of the Company's voting securities, is a party adverse to the Company or has a material interest adverse to the Company.

           The Company is not aware of any material pending legal proceedings, other than ordinary routine litigation incidental to the business of the Company, to which any director or officer of the Company is a party or of which any of their property is the subject.



                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS


            The Company's Charter provides that the Company shall have at least three and no more than fifteen directors. The Amended and Restated Bylaws of the Company (the "Bylaws") grant the power to fix from time to time the number of directors within such minimum and maximum to the Board of Directors. Currently, the number of directors is fixed at four. The Board of Directors has presently determined that there will be six directors for the ensuing year. At the Meeting, six directors are to be elected to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

            The persons named in the enclosed form of proxy have advised that, unless contrary instructions are received, they intend to vote FOR the election of the nominees named in the following table, all of whom, with the exception of Thomas W. Strauss and Richmont nominee, are currently directors of the Company. The Board of Directors does not expect that any of the nominees will be unavailable for election as a director.

            The following information concerning the nominees is as of the Record Date.

                                       Positions                                          Director
Name                        Age        and Office                                         Since
- ----                        ---        ----------                                         ------
Warren B. Kanders (1)(2)    38         Chairman of the Board of Directors                 1996
Jonathan M. Spiller         44         Director, Chief Executive Officer and President    1991
Burtt R. Ehrlich (1)(2)     56         Director                                           1996
Nicholas Sokolow (1)(2)     46         Director                                           1996
Thomas W. Strauss           53         Director                                           --
Richmont nominee            -          Director                                           --

(1)   Member of Audit Committee
(2)   Member of Compensation Committee


            Directors of the Company are elected annually at the Annual Meeting of Shareholders. Their respective terms of office continue until the next Annual Meeting of Shareholders and until their successors have been elected and qualified in accordance with the Company's Bylaws. There are no family relationships among any of the directors or executive officers of the Company.

Warren B. Kanders

            Warren B. Kanders was elected Chairman of the Board of Directors on January 18, 1996. Mr. Kanders has also served as Vice Chairman of the Board of Directors of Benson Eyecare Corporation, a New York Stock Exchange listed company, since October 1992. Mr. Kanders was the President and a Director of

Pembridge Holdings, Inc. from June 1992 to March 1993. Mr. Kanders is also a Director of Eyecare Products plc, a United Kingdom public company listed on the London Stock Exchange. Since 1990, Mr. Kanders has been President of Kanders and Company, Inc., an investment management company. From 1987 to 1990, Mr. Kanders was the founder and Managing Director of Great Pacific Capital, Inc., which provided investment management advice to the Jim Pattison Group, one of Canada's largest privately-owned companies. From 1983 to 1987, Mr. Kanders was Vice President and Director of U.S. Mergers and Acquisitions for Orion Royal Bank Limited, a merchant bank wholly-owned by the Royal Bank of Canada. Mr. Kanders also serves as Trustee and Chairman of the Investment Committee of Choate Rosemary Hall School, Wallingford, Connecticut. Mr. Kanders received a B.A. degree in Economics from Brown University.

Jonathan M. Spiller

            Jonathan M. Spiller has been a Director of the Company since July 1991 and is the Company's President and Chief Executive Officer. Mr. Spiller became President of the Company in June 1991, and has served as its Chief Executive Officer since September 21, 1993. Mr. Spiller formerly served as the Company's Chief Operating Officer from June 1991 to September 1993, when he was named Chief Executive Officer. Mr. Spiller is a certified public accountant and was previously a partner in the international accounting firm of Deloitte & Touche LLP, where he spent a total of eighteen years, most recently as a partner in the Capital Markets Group, where he was responsible for international transactions. From March 1988 to July 1989, Mr. Spiller was the Senior Vice President and Chief Financial Officer of Hunter Environmental Services, Inc., a large publicly held company in the environmental field. Mr. Spiller received a B.S. degree in Economics from the University of Wales and is a Fellow of the Institute of Chartered Accountants in England and Wales. For additional information concerning Mr. Spiller, See "EXECUTIVE OFFICES-INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS".

Burtt R. Ehrlich

            Burtt R. Ehrlich was elected a Director of the Company on January 18, 1996. Mr. Ehrlich previously served as a Director of Benson Eyecare Corporation, a New York Stock Exchange listed company, from its inception in 1986 to 1995, and as its Chairman and Chief Operating Officer from 1986 until October 1992. Mr. Ehrlich is a Trustee of the Reserve Private Equity Series of mutual funds and a Director of the Cater Allen family of mutual funds in the United Kingdom. He is also a former Treasurer and Trustee of the Carnegie Council on Ethics and International Affairs, and a former Trustee of the Buckingham Browne and Nichols School. Mr. Ehrlich received a B.A. degree from Columbia College and an M.B.A. from Columbia University Graduate School of Business.

Nicholas Sokolow

            Nicholas Sokolow was elected a Director of the Company on January 18, 1996. Mr. Sokolow is a senior partner in the law firm of Sokolow, Dunaud, Mercadier & Carreras. From June 1973 until October 1994, Mr. Sokolow was an associate and partner with the international law firm of Coudert Brothers. Mr. Sokolow is also a Director of Rexel, Inc., a New York Stock Exchange listed company. Mr. Sokolow, who is a member of the Paris Bar, received his education from the Paris School of Law, Institute of Political
Sciences-Business Administration and the University of Michigan.

Thomas W. Strauss

            Thomas W. Strauss is a Principal with Ramius Capital Group, a privately held investment management firm. Prior to joining Ramius Capital, Mr. Strauss was Co-Chairman of Granite Capital International Group.

            From 1963 to 1991, Mr. Strauss was with Salomon Brothers Inc. He was admitted as a General Partner in 1972 and was appointed to the Executive Committee in 1981. In 1986, Mr. Strauss became President of Salomon Brothers Inc and a Vice Chairman and member of the Board of Directors of Salomon Inc, the holding company of Salomon Brothers and Phibro Energy, Inc. As President, he had a special focus on the International Investment Banking and High Yield activities of the Firm. Prior to becoming President, he was responsible for the U.S. Government, Money Market and Foreign Exchange Departments.

            Mr. Strauss is a former member of the Boards of Governors of the American Stock Exchange, the Chicago Mercantile Exchange, the Public Securities Association, the Securities Industry Association and a former member of the U.S. Japan Business-Council. He is a past President of the Association of Primary Dealers in U.S. Government Securities.

            Mr. Strauss currently serves as a member of the Boards of Trustees of The Mount Sinai Medical Center, Riverdale Country School, the Board of Overseers of the School of Arts & Sciences of the University of Pennsylvania, the Advisory Board of Randall's Island Sports Foundation and The Corporation of the Hurricane Island Outward Bound School. Mr. Strauss received a B.A. degree in Economics from the University of Pennsylvania. For additional information concerning Mr. Strauss, See "INFORMATION CONCERNING MEETINGS OF THE BOARD OF DIRECTORS AND BOARD COMMITTEES AND DIRECTOR COMPENSATION-INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS".

Vote Required

            The nominees for directors who receive a plurality of the votes cast by the holders of the outstanding Common Stock entitled to vote at the Meeting at which a quorum is present will be elected to the Board of Directors.

Recommendation of the Board of Directors

            The Board of Directors recommends a vote FOR each of the above-named director nominees.



                INFORMATION CONCERNING MEETINGS OF THE BOARD OF
           DIRECTORS AND BOARD COMMITTEES AND DIRECTOR COMPENSATION



            During Fiscal 1995, the Board of Directors held seven meetings. The Board of Directors has standing Audit and Compensation Committees. During Fiscal 1995, all of the directors then in office attended at least 75% of the total number of meetings of the Board of Directors and the Committees of the Board of Directors on which they served. The Audit and Compensation Committees do not meet on a regular basis, but only as circumstances require. The Board of Directors does not have a nominating committee. The usual functions of such a committee are performed by the entire Board of Directors.

Audit Committee

            The functions of the Audit Committee are to recommend to the Board of Directors the appointment of independent auditors for the Company, to analyze the reports and recommendations of such auditors and to review internal audit procedures and controls. During Fiscal 1995, the Audit Committee met three times. Prior to the Closing and before their resignations from the Board of Directors became effective, Messrs. Lasnick, Gardner, Innes and Sullivan constituted all of the members of the Audit Committee. The Audit Committee currently consists of Messrs. Ehrlich (Chairman), Kanders and Sokolow.

Compensation Committee

            The functions of the Compensation Committee are to recommend to the Board of Directors the compensation and benefits of the Company's executive officers and other key managerial personnel. In this regard, the Compensation Committee administers and recommends to the Board of Directors awards pursuant to the Company's restricted stock and incentive stock plans. During Fiscal 1995, the Compensation Committee met three times. Prior to the Closing and before their resignations from the Board of Directors became effective, Messrs. Lasnick, Gardner, Innes and Sullivan constituted all of the members of the Compensation Committee. The Compensation Committee currently consists of Messrs. Sokolow (Chairman), Kanders and Ehrlich.

Compensation of Directors

            During Fiscal 1995, each non-Management director (an "Outside Director") was entitled to receive, pursuant to the terms of the Company's 1994 Outside Directors' Stock Plan (the "Outside Directors Stock Plan"), which was implemented in 1994 following the approval of the Shareholders at the 1994 annual meeting, an annual retainer of $5,000 plus $1,000 for attendance at each special meeting of the Board of Directors. Additionally, the Chairman of the Audit Committee of the Board of Directors was entitled to $1,000 for each Committee meeting. Under the terms of the Outside Directors' Stock Plan, which will be discontinued to the extent that no additional awards will be granted under said plan if the Shareholders approve Proposal No. 8, Outside Directors' fees may be paid either: (i) 30% in cash and 70% in stock; (ii) 100% in cash; or
(iii) 100% in stock.

Involvement in Certain Legal Proceedings

            Except as hereinafter provided with respect to Mr. Strauss, a director nominee, and as hereinafter provided in "EXECUTIVE OFFICERS-INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS" with respect to Mr. Spiller and J. Michael

Elliott, the Vice President-Operations of the Company, no director, director nominee, executive officer, promoter or control person has, within the last five years: (i) had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations or similar misdemeanors); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (iv) been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission (the "SEC") or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

            On December 3, 1992, without admitting or denying any liability, Mr. Strauss, a director nominee, consented to an order of the SEC under which he was suspended from associating with any broker, dealer, municipal securities dealer, investment company or investment advisor for a period of six (6) months, and paid a civil penalty of $75,000. The central claim in these proceedings was that as President of Salomon Brothers Inc ("Salomon"), Mr. Strauss delayed in reporting an unauthorized bid by the head of Salomon's Government Trading Desk who reported to one of Mr. Strauss' subordinates. Mr. Strauss has maintained that he reported the unauthorized bid both to Salomon's Chief Executive Officer and General Counsel immediately upon learning of the unauthorized bid.



                               EXECUTIVE OFFICERS

            Set forth below is certain information, as of the Record Date, concerning the Company's executive officers. Each of the persons identified below will continue to serve in such capacity until the next meeting of the Board of Directors appointing officers and until a successor is duly elected and qualified. Each of the persons listed below has consented to serve in the capacities set forth beside their respective names. For biographical information concerning Mr. Spiller, see "Proposal No. 1 - Election of Directors".

                                                                                   Executive
                                                                                    Officer
Name                        Age      Position                                        Since
- ----                        ---      --------                                        -----
Jonathan M. Spiller         44       President and Chief Executive Officer           1991
Richard T. Bistrong         33       Vice President -                                1995
                                     Sales and Marketing
Carol T. Burke              34       Vice President - Finance and Secretary          1995

J. Michael Elliott          44       Vice President-Operations                       1993

Richard T. Bistrong


            Mr. Bistrong has been the Company's Vice President of Sales and Marketing since February 1995, when he joined the Company. He is responsible for managing and directing all efforts and activities of the Company's domestic sales staff. Mr. Bistrong is also responsible for the development and support of all distributor relationships. Prior to joining the Company, Mr. Bistrong held the position of Director of Retail Operations for Fechheimer Brothers Company, a wholly-owned subsidiary of Berkshire Hathaway, for a period of two years. From 1986 to 1992, Mr. Bistrong was the Executive Vice President of Point Blank Body Armor where he was responsible for the domestic sales organization. Mr. Bistrong has a B.A. degree in Political Science from the University of Rochester and a Masters of Arts degree in Foreign Affairs from the University of Virginia.

Carol T. Burke

            Ms. Burke has been the Vice President of Finance of the Company since January 1996 and its Secretary since March 4, 1996. Ms. Burke joined the Company as Controller in January 1995. She oversees and directs all treasury, budgeting and accounting activities for the Company. Ms. Burke is also responsible for the analysis of general economic, business and financial conditions and their impact on the Company's policies and operations. Ms. Burke, who is a certified public accountant, previously spent over five years with the Walt Disney organization as a Senior Finance Manager where she worked in both Orlando and at the Euro Disney operation in France. Prior to that time, Ms. Burke served as a Senior Auditor for Arthur Andersen &
Co. Ms. Burke has a B.S. degree in both Accounting and Management Science from the University of South Carolina.

J. Michael Elliott

            Mr. Elliott has been a Vice President of the Company since October 1991. Mr. Elliott also previously served as the Secretary of the Company.
He is responsible for manufacturing (including quality control) and all of the technical aspects of product development. Mr. Elliott is actively involved in the marketing of the Company's Explosive Ordnance Disposal products (EOD) and in sales to the United States military. Mr. Elliott has a B.S. degree in Industrial Technology from California State University and has significant background in the industry. Mr. Elliott previously served as Executive Vice-President at O'Gara Coachworks, Vice President of Operations of Protective Materials Company from 1986 to 1990, and from 1990 until October 1991 when he joined the Company, Mr. Elliott was Vice President and Chief Operating Officer of Wes-Pine Woodworking, Inc., a window manufacturing company located in Massachusetts.

Involvement in Certain Legal Proceedings

            Messrs. Spiller and Elliott were employed by and served in similar positions with the Company at the time the Company filed for Chapter 11 bankruptcy protection in May 1992 through the confirmation on September 20, 1993 of the Company's Third Amended and Restated Plan of Reorganization (the "Plan of Reorganization"), by the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division (the "Bankruptcy Court").









                             EXECUTIVE COMPENSATION


Compensation of Executive Officers

            The following table sets forth all compensation, in excess of $100,000, paid to the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company for the fiscal years 1995, 1994 and 1993. The Company paid no compensation to its executive officers under any long term compensation or retirement plans during the last three years. The incremental cost of certain incidental personal benefits does not exceed the lesser of $50,000 or 10% of compensation for any named executive officer of the Company.

                           SUMMARY COMPENSATION TABLE


                                                                                   Long Term
                                                                                 Compensation
                                                 Annual Compensation
                                                                                     Awards

            (a)                  (b)             (c)               (d)                (g)                 (i)
                                                                                   Securities           All Other
       Name and                                                                    Underlying            Compen-
       Principal                                Salary            Bonus           Options/SARs           sation
       Position                 Year             ($)               ($)                 (#)                 ($)
Jonathan M. Spiller             1995           $160,000          $ 21,000            18,000               $5,775(1)
President and Chief             1994           $140,000          $ 62,000           432,000                  --
Executive Officer               1993           $137,801             --                --                     --

Richard T. Bistrong             1995           $120,000          $105,000            50,000                  --
Vice President-Sales            1994              --                --                --                     --
and Marketing                   1993              --                --                --                     --

J. Michael Elliott              1995           $100,000          $  7,000            30,000               $9,660(2)
Vice President-Operations       1994           $ 90,010          $ 27,000           138,000                  --
                                1993           $ 85,020             --                --                     --


 (1) Represents the dollar value of 7,500 Common Stock grants awarded to Mr. Spiller in December 1995. They became fully vested on January 19, 1996.

 (2) Represents the dollar value of 12,000 Common Stock grants awarded to Mr.

     Elliott pursuant to the terms of his previous employment agreement, which was executed on January 1, 1994 but which was mutually terminated by Mr. Elliott and the Company and superseded by a new employment agreement executed on January 18, 1996. 4,000 of such grants became fully vested in June 1995, and the additional 8,000 grants became fully vested on January 19, 1996.


                            OPTION/SAR GRANTS TABLE


The following table summarizes individual grants of stock options (whether or not in tandem with stock appreciation rights ("SARs")), and freestanding SARs made during Fiscal 1995, the Company's most recently completed fiscal year, to each of the named executive officers.


                  STOCK OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               Individual Grants

                                         Number of           % of Total
                                         Securities          Options/SARs       Exercise or      Expiration
                                         Underlying          Granted to         Base Price       Date
                                         Options/SARs        Employees in       ($/share)
            Name                         Granted (#)         Fiscal Year
            Jonathan M. Spiller             18,000              12.5%             $.97          3/28/2005
            President and Chief
            Executive Officer
            Richard T. Bistrong             50,000              34.8%             $.97          2/6/2005
            Vice President-Sales and
            Marketing
            J. Michael Elliott              30,000              20.9%             $.97          3/28/2005
            Vice President - Operations

 (1) Stock option grants consist of stock options granted in Fiscal 1995, pursuant to the Company's 1994 Incentive Stock Plan, all of which are fully vested but are not exercisable until the expiration of the respective named executive's employment agreement.

                           OPTION/SAR EXERCISES AND
                    FISCAL YEAR-END OPTION/SAR VALUE TABLE

                 The following table summarizes information concerning each exercise of stock options (or tandem SARs) and freestanding SARs made during Fiscal 1995, the Company's most recently completed fiscal year, to each of the named executive officers, and the fiscal year-end value of unexercised options and SARs. No options were exercised in Fiscal 1995.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES



             (a)                           (b)                    (c)                   (d)                    (e)
                                                                                                            Value of
                                                                               Number of Securities       Unexercised
                                                                               Underlying Unexercised     In-the-Money
                                                                               Options/SARs at FY-End    Options/SARs at
                                                                                       (#)                  FY-End ($)

                                     Shares Acquired            Value          Exercisable (E)/         Exercisable (E)/
             Name                    on Exercise (#)            Realized       Unexercisable (U)        Unexercisable (U)
                                                                  ($)

Jonathan M. Spiller                        -0-                    -0-                324,000(E)                -0-(E)
President and Chief Executive                                                        126,000(U)                -0-(U)
Officer

Richard T. Bistrong                        -0-                    -0-                    -0-(E)                -0-(E)
Vice President-Sales and                                                              50,000(U)                -0-(U)
Marketing

J. Michael Elliott                         -0-                    -0-                103,500(E)                -0-(E)
Vice President - Operations                                                           64,500(U)                -0-(U)

Pension/Long-Term Compensation Arrangements

                  The Company has no pension arrangements or other long-term compensation plans for its executive officers or other employees.

Employment Agreements

                  Set forth below are descriptions of the Company's employment agreements with Messrs. Spiller, Elliott and Bistrong. No employment agreement has been entered into between Ms. Burke and the Company.

Jonathan M. Spiller

                  Mr. Spiller's employment agreement, dated as of January 18, 1996, provides that he will serve as the President and Chief Executive Officer of the Company for an initial term expiring January 17, 1999, at a base salary of $160,000 per annum. In addition to his base salary, Mr. Spiller shall also be entitled to a yearly bonus during the term of his employment agreement. The bonus shall be based upon the Company's earnings before interest and taxes. Mr. Spiller will also be entitled, at the sole and absolute discretion of the Compensation Committee of the Board of Directors, to participate in the Company's incentive stock plan and other bonus plans adopted by the Company. Eligibility to participate in the Company's incentive stock plan shall be based upon, among other things, the performance of Mr. Spiller and the Company. As part of his compensation package, the Company provides Mr. Spiller with other benefits commensurate with his position, as more fully set forth in his employment agreement. Mr. Spiller's employment with the Company shall continue, unless earlier terminated by Mr. Spiller or due to Mr. Spiller's death or disability or by the Company, for successive one year periods, on terms to be mutually agreed upon by the Company and Mr. Spiller.

Richard T. Bistrong

                  Mr. Bistrong's employment agreement, dated as of January 18, 1996, provides that he will serve as Vice President-Sales and Marketing of the Company for an initial term expiring January 17, 1999, at a base salary of $120,000 per annum. Mr. Bistrong shall also be entitled to a yearly bonus during the term of his employment agreement. The bonus shall be based upon the Company's earnings before interest and taxes. In addition to his base salary and bonus, Mr. Bistrong is entitled to receive non-qualified options to purchase 21,250 shares of the Company's Common Stock and incentive stock options to purchase 28,750 shares of the Company's Common Stock, in each case at an exercise price of $.97 per share of Common Stock. These options are exercisable for a period of eight years from the date of the grant, and all of such options vest on January 18, 1999. The vesting of the options may be accelerated on a pro rata basis in the event of the occurrence of certain events. Pursuant to his employment agreement, Mr. Bistrong will also be entitled, at the sole and absolute discretion of the Compensation Committee of the Board of Directors, to participate in the Company's incentive stock plan and other bonus plans adopted by the Company. Eligibility to participate in the Company's incentive stock plan shall be based upon, among other things, the performance of Mr. Bistrong and the Company. As part of his compensation package, the Company provides Mr. Bistrong other benefits commensurate with his position, as more fully set forth in his employment agreement. Mr. Bistrong's employment with the Company shall continue, unless earlier terminated by Mr. Bistrong or due to Mr. Bistrong's death or disability or by the Company, for successive one year periods, on terms to be mutually agreed upon by the Company and Mr. Bistrong.

J. Michael Elliott

                  Mr. Elliott's employment agreement, dated as of January 18, 1996, provides that he will serve as Vice President-Operations of the Company for an initial term expiring January 17, 1997, at a base salary of $100,000 per annum. Mr. Elliott shall also be entitled to a yearly bonus during the term of his employment agreement. The bonus shall be based upon the Company's earnings before interest and taxes. In addition to his base salary and bonus, Mr. Elliott is entitled to receive non-qualified options to purchase 8,500 shares of the Company's Common Stock and incentive stock options to purchase 11,500 shares of the Company's Common Stock, in each case at an exercise price of $.97 per share of Common Stock. These options are exercisable for a period of eight years from the date of the grant, and all of such options vest on January 18, 1999. The vesting of the options may be accelerated on a pro rata basis in the event of the occurrence of certain events. Pursuant to his employment agreement, Mr. Elliott will also be entitled, at the sole and absolute discretion of the Compensation Committee of the Board of Directors, to participate in the Company's incentive stock plan and other bonus plans adopted by the Company. Eligibility to participate in the Company's incentive stock plan shall be based upon, among other things, the performance of Mr. Elliott and the Company. As part of his compensation package, the Company provides Mr. Elliott with other benefits commensurate with his position, as more fully set forth in his employment agreement. At the Company's option, Mr. Elliott's employment with the

Company shall continue, unless earlier terminated by Mr. Elliott or due to Mr. Elliott's death or disability or by the Company, for one two year period, on the same terms and conditions. Following the two year renewal, the employment of Mr. Elliott shall automatically continue for successive one year periods on terms to be mutually agreed upon by the Company and Mr. Elliott.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


Transactions With Management And Others

              The Company has historically purchased substantially all of the ballistic resistant fabric used in the manufacture of its products from Clark Schwebel, a subsidiary of Springs and a former holder of 45.7% of the Company's outstanding capital stock. KFH purchased all of the capital stock of the Company owned by Clark Schwebel on January 18, 1996. The Company's purchases from Clark Schwebel totalled approximately $5.1 million, $4.6 million and $3.9 million in fiscal years 1995, 1994 and 1993, respectively, and were made in the normal course of business at prices which the Company believes were competitive with other available sources for such materials.

              Other than as described above, there have not been, nor are there any currently proposed transactions, or any series of similar transactions, since the beginning of Fiscal 1995, to which the Company was or is to be a party, in which the amount involved exceeds $60,000 and in which any director, executive officer, security holder or any member of the immediate family of any of the foregoing persons had, or will have, a direct or indirect material interest.

              Since the beginning of Fiscal 1995, no director or executive officer of the Company, nor any member of their immediate family or any affiliate thereof is, has become or was indebted to the Company in an amount in excess of $60,000.

Subsidiaries

              The Company is not a subsidiary of any other corporation, partnership, limited liability company or other entity. If Proposal No. 3 is approved by the Shareholders, the Company will be reincorporated in the State of Delaware through the merger of the Company with and into a wholly-owned subsidiary created for such purpose. If Proposal No. 4 is approved by the Shareholders and all required third party consents are obtained, and if the Company's Board of Directors continues to deem the implementation of such proposal to be in the best interests of the Company, the Company will, upon the taking of appropriate action to implement such proposal, transfer all of its assets and liabilities into a wholly-owned subsidiary corporation, which will then become the entity through which the Company conducts its operations (although other entities may be set up in the future through which the business of the Company will be conducted). The Company will then become a holding company.


                                PROPOSAL NO. 2

                         CHANGE OF THE COMPANY'S NAME

              On March 4, 1996, the Company's Board of Directors unanimously approved, subject to Shareholder approval, a change of the Company's name to "Armor Holdings, Inc." Management believes that the change of the Company's name is appropriate in light of the nature of its business and Proposal Nos. 3 and 4.

              If Proposal No. 3 (Reincorporation of the Company into Delaware) is approved, the name change will be effected by virtue of the merger described in Proposal No. 3. If this Proposal is approved by the Shareholders, but Proposal No. 3 is not approved by the Shareholders, the Charter will be amended to delete Article I in its entirety and replace the same with the following:

                                  "ARTICLE I.

              The name of the corporation shall be Armor Holdings, Inc., and the address of the principal office and mailing address of the corporation is at 191 Nassau Place Road, Yulee, Florida 32097"


Vote Required

              The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock is required to approve this Proposal No. 2.

Recommendation of the Board of Directors

              The Board of Directors believes that the proposed change in the name of the Company to Armor Holdings, Inc. is in the best interests of the Company, and for that reason, the Board of Directors recommends that the Shareholders vote FOR Proposal No. 2 on the Proxy Card.



                                PROPOSAL NO. 3

                          REINCORPORATION IN DELAWARE

General

              On March 4, 1996, the Board of Directors unanimously approved, and recommends for Shareholder approval, the change of the Company's state of incorporation from Florida to Delaware (the "Reincorporation"). The transaction will not result in any change in the business, management, assets, liabilities or net worth of the Company. Reincorporation in Delaware will allow the Company to take advantage of certain provisions of the corporate laws of Delaware. The purposes and effects of the proposed transaction are summarized below.

              In order to effect the Company's Reincorporation in Delaware, the Company will be merged with and into Armor Holdings, Inc. ("Armor Holdings"), a newly formed, wholly-owned subsidiary of the Company incorporated in Delaware. Following the Reincorporation, Armor Holdings will qualify to conduct business in Florida as a foreign corporation. Armor Holdings has not engaged in any activities except in connection with the proposed transaction. The mailing address of its principal executive offices and its telephone number are the same as those of the Company. As part of its approval and recommendations of the Company's Reincorporation in Delaware, the Board of Directors has approved, and recommends to the Shareholders for their adoption and approval, an Agreement and Plan of Merger (the "Reincorporation Agreement") pursuant to which the Company will be merged with and into Armor Holdings. The full texts of the Reincorporation Agreement and the Certificate of Incorporation (the "Armor Holdings Certificate of Incorporation") and Bylaws (the "Armor Holdings Bylaws") of the successor Delaware company under which the Company's business would be conducted after the Reincorporation are set forth as Appendices A, B and C, respectively, hereto. The discussion contained in this Proxy Statement is qualified in its entirety by reference to such Appendices.

              In the following discussion of the proposed Reincorporation, the term "Company" includes either or both, the Company and Armor Holdings as the context may require, without regard to the state of incorporation.

              Upon Shareholder approval of the Reincorporation and the receipt by the Company of any required third party consents to the Reincorporation, including, but not limited to, the consent of the Bankruptcy Court, if required, and upon the filing of appropriate certificates of merger by the Secretaries of State of the States of Florida and Delaware, the Company will be merged with and into Armor Holdings pursuant to the Reincorporation Agreement, resulting in a change in the Company's state of incorporation from Florida to Delaware. The Company will then be subject to the Delaware General Corporation Law ("DGCL") and the Armor Holdings Certificate of Incorporation and the Armor
Holdings Bylaws set forth as Appendix B and Appendix C, respectively.
The effectiveness of the Reincorporation and the merger contemplated to result therefrom is conditioned upon the filing by both the Company and Armor Holdings of Articles of Merger with the State of Florida and a Certificate of Merger with the State of Delaware. Upon the effective time of the Reincorporation, each outstanding share of Common Stock and each share of Common Stock held in the treasury of the Company will be automatically converted into one share of Common Stock of Armor Holdings.

Outstanding options to purchase shares of Common Stock will be converted automatically into options to purchase the same number of shares of Common Stock of Armor Holdings. Each employee stock plan and any other employee benefit plan to which the Company is a party, whether or not such plan relates to the Common Stock, will be assumed by Armor Holdings and, to the extent any such plan provides for the issuance or purchase of Common Stock, it will be deemed to provide for the issuance or purchase of shares of Common Stock of Armor Holdings.

              IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF ARMOR HOLDINGS; OUTSTANDING STOCK CERTIFICATES OF THE COMPANY SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY. The Common Stock of the Company will continue to be traded on the American Stock Exchange, which will consider the existing stock certificates as constituting "good delivery" in transactions subsequent to the Reincorporation.

Principal Reasons For Changing The Company's State Of Incorporation

              The Board of Directors of the Company believes that the Reincorporation will provide flexibility for both the management and business of the Company. Delaware is recognized both domestically and internationally as a favorable legal and regulatory environment within which to operate. Such an environment will enhance the Company's operations and its ability to effect acquisitions and other transactions. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major companies have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware companies, thereby providing greater predictability with respect to corporate legal affairs.

              Delaware law is more familiar to lenders and investors, and therefore may provide the Company with a more favorable legal environment in which to seek additional financing. Because Delaware corporate law is more predictable and familiar to lenders and investors than is Florida corporate law, and because Delaware courts have substantially greater experience in handling matters of a corporate nature, the Board of Directors believes that changing the Company's domicile from Florida to Delaware would make the Company more attractive to new and existing shareholders, lenders and investors. The Board of Directors also believes that the Reincorporation will provide flexibility for both the management and business of the resulting Company.

              The Board of Directors has determined that the most practical and economical means of reincorporating the Company in the State of Delaware would be through a reincorporation merger of the Company with and into a wholly-owned subsidiary of the Company incorporated in Delaware for such purpose. Merger with a wholly-owned subsidiary is the usual means of reincorporation in another jurisdiction, since it is inexpensive to accomplish and will qualify as a tax-free reorganization. Since a reincorporation merger is the usual and most practical and economical means of reincorporating the Company in Delaware, it was the only alternative considered by the Board of Directors.


Effects On The Company

              Upon the effective date of the Reincorporation, the business and internal affairs of the Company will be governed by the DGCL. The Armor Holdings Certificate of Incorporation provides greater limitations on the personal liability of directors to the Company and its Shareholders and expanded indemnification provisions. The Reincorporation and the Restructuring discussed in Proposal No. 4 will not result in a change in the business, assets and liabilities of the Company. If the Reincorporation Agreement is approved, the Board of Directors of the Company will be comprised of the same six members elected at the Meeting to comprise the Company's Board of Directors. The directors elected in connection with the current Proposal No. 1 for election of Company directors will serve until the next annual meeting of the Shareholders of the Company, or until their respective successors are elected and qualified. The Armor Holdings Bylaws will continue to allow a minimum of three and a maximum of fifteen directors, as provided for currently in the Company's Charter and Bylaws. Armor Holdings will also have the same executive officers as did the Company prior to the Reincorporation.

Capitalization

              The Armor Holdings Certificate of Incorporation authorizes the issuance of 50,000,000 shares of common stock, par value $.01 per share, and creates a series of preferred stock, with a corresponding right conferred upon the Board of Directors to set the dividend, voting, conversion and liquidation rights as well as such redemption or sinking fund provisions of such preferred stock as the Board may from time to time determine. Currently, the Company is authorized to issue (i) 15,000,000 shares of Common Stock, par value $.03 per share, of which 7,261,684 are not issued, and (ii) 1,700,000 shares of 3% Convertible $1.00 stated value Preferred Stock. There are no shares of Preferred Stock available for issuance because all of such shares were issued in connection with the Company's Plan of Reorganization and subsequently redeemed or converted to shares of Common Stock.

              The Reincorporation into Delaware will have an effect on the capital structure of the Company. The change in the par value of the Common Stock from $.03 per share to $.01 per share will result in a reduction in the Common Stock of the Company and an increase in its additional paid-in capital. The preferred stock authorized in the Armor Holdings Certificate of Incorporation will not have an effect on the Company's capital structure until such time as the Board of Directors elects to issue such shares.

                      COMPARATIVE RIGHTS OF SHAREHOLDERS

              Upon the effective date of the Reincorporation, holders of the Common Stock will become holders of Armor Holdings common stock and the rights of former Company Shareholders will be governed by the Armor Holdings Certificate of Incorporation, the Armor Holdings Bylaws and the DGCL.

              Shareholders should note the following significant differences between the DGCL and the Florida Business Corporation Act (the "FBCA") as they affect the rights of shareholders. The following comparison of the DGCL and the Armor Holdings Certificate of Incorporation and the Armor Holdings Bylaws, on

the one hand, and the FBCA and the Company's existing Charter and Bylaws, on the other, is not intended to be complete and is qualified in its entirety by reference to the Armor Holdings Certificate of Incorporation and the Armor Holdings Bylaws and the Company's Charter and Bylaws. Copies of the Armor Holdings Certificate of Incorporation and the Armor Holdings Bylaws are attached hereto as Appendix B and C, respectively. Copies of the Company's existing Charter and Bylaws are available for inspection at the offices of the Company and copies will be sent to the holders of the Common Stock upon written or telephone request.

Distributions To Shareholders

              A Delaware corporation may pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which declared or for the preceding fiscal year. A Florida corporation may make distributions to shareholders as long as, after giving effect to such distribution, the corporation will be able to pay its debts as they become due in the usual course of business and the corporation's total assets will not be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Business Combinations

              The FBCA and the DGCL have "Control-Share Acquisitions" and "Business Combination" statutes, respectively, which are designed to encourage potential acquirers of publicly traded corporations to obtain the consent and approval of the proposed target's Board of Directors prior to commencing a tender offer for the target company's shares. This encouragement is accomplished by prohibiting or restricting acquirers from undertaking many post-acquisition financial restructuring alternatives.

              The FBCA permits a corporation to opt out of the Control-Share Acquisition statute. Both the FBCA and the DGCL permit a corporation to opt out of their respective Business Combination statutes. The Company has opted out of both the Florida Control-Share Acquisition statute and the Business Combination statute, and therefore is not governed by the provisions contained therein. Armor Holdings would be governed by the Control-Share Acquisition and Business Combination statutes of the DGCL.

Liability and Indemnification of Directors, Officers and Employees

              The DGCL and the FBCA both have provisions and limitations regarding directors' liability and indemnification by a corporation of its directors, officers and employees.

              The DGCL permits a Delaware corporation to include in its certificate of incorporation a provision which eliminates or limits the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duties as a director; provided, however, that no such provision may eliminate or limit the liability of a director: (i) for any breach of the director's duty of loyalty to the corporation or its shareholders;

(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for declaration of unlawful dividends or illegal redemptions or stock repurchases; or (iv) for any transaction from which the director derived an improper personal benefit. The Armor Holdings Certificate of Incorporation includes such a provision.

              Under the DGCL, a director or officer may, in general, be indemnified by the corporation if he or she has acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. No indemnification is permitted if the person is adjudged liable to the corporation in a derivative suit unless the court determines that indemnification would be appropriate.

              Under the FBCA, a director is not personally liable for monetary damages to any person for his actions as a director unless the director breached his duties by way of: (i) a criminal violation, unless the director has reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful; (ii) a transaction from which the director derived an improper personal benefit; (iii) declaration of unlawful distributions; (iv) in a derivative action, conscious disregard by the director for the best interests of the corporation or willful misconduct by the director; or (v) in a third party action, recklessness or actions or omissions committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.

              Under the FBCA, a corporation has the power to indemnify any director, officer, employee or agent of the corporation against liability incurred in connection with any proceeding, including any appeal, if the director acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, he had no reasonable cause to believe his conduct was unlawful. No indemnification is permitted if the person is adjudged liable unless the court determines that in view of all of the circumstances of the case, indemnification would be proper. In addition, no indemnification is permitted for criminal violations (unless the director, officer, employee or agent had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful), transactions in which the director or officer derived an improper personal benefit, declaration of unlawful dividends or, in derivative actions, willful misconduct or conscious disregard for the best interests of the corporation.

Calling A Special Meeting Of Shareholders

              Under the DGCL, a special meeting of shareholders can be called by the corporation's board of directors or by such person or persons as may be authorized by the corporation's certificate of incorporation or bylaws. The Armor Holdings Certificate of Incorporation does not authorize any person to call a special meeting of shareholders. The Armor Holdings Bylaws, however, provide that a special meeting may be called by the Chairman of the Board of Directors, the President, a majority of the Board of Directors or a majority of the shareholders of record of all shares entitled to vote.


              The FBCA provides that a special meeting of shareholders can be called by: (i) a corporation's board of directors; (ii) the persons authorized by the articles of incorporation or bylaws; or (iii) the holders of not less than 10% of all votes entitled to be cast on any issue to be considered at the proposed special meeting. A corporation's articles of incorporation can require a higher percentage of votes, up to a maximum of 50%, to call a special meeting of shareholders. The Company's Charter does not include any such provision. The Bylaws of the Company do, however, provide that a special meeting of Shareholders may be called by the President or a majority of the Board of Directors.

Amendments To Bylaws

              Under the DGCL, directors can amend the bylaws of a corporation only if such right is expressly conferred upon the directors in its certificate of incorporation. Under the FBCA, a corporation's board of directors may amend or repeal the bylaws unless such power is expressly reserved to the shareholders in the articles of incorporation or the FBCA or the shareholders expressly provide, in amending or repealing all or any part of the bylaws, that the board of directors may not amend or repeal the affected bylaws. The Armor Holdings Certificate of Incorporation permits the Board of Directors to adopt, alter or amend the Armor Holdings Bylaws. The Company's Charter provides the Board of Directors with the authority to adopt, alter or amend the Bylaws.

Merger With Subsidiary

              Under the DGCL, a parent corporation may merge into a subsidiary and a subsidiary may merge into its parent, without shareholder approval, where such parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary. The FBCA permits such a merger of a subsidiary without shareholder approval if 80% of each class of capital stock of the subsidiary is owned by the parent corporation.

Removal Of Directors; Filling Vacancies On The Board Of Directors

              Under the DGCL, any director or the entire board of directors generally may be removed, with or without cause, by the holders of a majority of the shares entitled to vote at an election of directors. Under the FBCA, shareholders may remove one or more directors with or without cause, unless the articles of incorporation provide that directors may be removed only with cause, at a meeting of the shareholders called expressly, at least in part, for that purpose. The Company's Charter does not refer to removal of directors. Therefore, any member of the Company's Board of Directors may be removed with or without cause.

              Under the Armor Holdings Bylaws, newly created directorships resulting from any increase in the number of directors or any vacancies on the Board of Directors may be filled by the affirmative vote of a majority of the directors then in office. In addition, the Armor Holdings Bylaws provide that the directors elected to fill vacancies on the Board of Directors will hold office until the next election of directors.

              The Company's existing Bylaws provide that vacancies on the Board of Directors will be filled by a majority vote of the remaining members of the

Board of Directors.

              Regardless of whether the Reincorporation is effected, there will be no vacancies on the Board of Directors of either Armor Holdings or the Company, as the Armor Holdings Certificate of Incorporation and the Company's Charter each provide for a minimum of three and a maximum of fifteen directors, and all such directorships shall be filled by Messrs. Kanders, Spiller, Ehrlich, Sokolow, Strauss and Richmont nominee.

Amendment Or Repeal Of The Certificate

              Under the DGCL, unless the certificate of incorporation otherwise provides, amendments of the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also would have to approve the amendment. The Armor Holdings Certificate of Incorporation does not provide otherwise.

              Except with regard to minor amendments, all amendments to the articles of incorporation of a Florida corporation must be approved by a majority of all the votes entitled to be cast by each voting group, unless the articles require a greater or lesser vote. The Company's Charter does not provide for a greater or lesser vote.

Vote Required For Mergers

              The FBCA provides that the sale, lease, exchange or disposal of all, or substantially all, of the assets of a Florida corporation, not in the ordinary course of business, as well as any merger, consolidation or share exchange, generally must be recommended by the Board of Directors and approved by a vote of a majority of the shares of each class of the stock of the corporation entitled to vote on such matters. Under the FBCA, the vote of the shareholders of a corporation surviving a merger is not required if: (i) the articles of incorporation of the surviving corporation will not substantially differ from its articles before the merger; and (ii) and each shareholder of the surviving corporation before the effective date will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger. The DGCL has a similar provision requiring shareholder approval in the case of the disposition of assets or a merger or a share exchange.

Stock Redemptions and Repurchases

              Both Delaware and Florida corporations may generally purchase or redeem their own shares of capital stock. Under the DGCL, a Delaware corporation may purchase or redeem its own shares of capital stock except when the capital of the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation. Subject to any restrictions imposed by its articles of incorporation (the Company's Charter contains no such restriction), a Florida corporation may make distributions to shareholders as long as, after giving effect to such distribution: (i) the corporation would be able to pay its debts as they become due in the usual course of business; and
(ii) the corporation's total assets would not be less than the sum of its total liabilities plus, unless the articles of incorporation permit otherwise, (which the Company's Charter does not) the amount that would be needed if the corporation were to be dissolved at the time of the distribution to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution (the Company currently has no shares authorized or outstanding with such preferential rights).

Shareholder Records

              Under both the DGCL and the FBCA, any Shareholder with a proper purpose may inspect and copy the books, records and stockholder lists of the Company.

Corporate Action Without A Shareholder Meeting

              The DGCL and the FBCA both permit corporate action without a meeting of shareholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or articles of incorporation, respectively, expressly provide otherwise. In the event such proposed corporate action is taken without a meeting by less than the unanimous written consent of shareholders, the DGCL requires that prompt notice of the taking of such action be sent to those shareholders who have not consented in writing. The FBCA provides that such notice must be given within ten days of the date such shareholder authorization is granted.

Rights And Options

              The DGCL and the FBCA do not require shareholder approval of such plans, although various other applicable legal requirements, such as the rules of the SEC, may make shareholder approval of certain rights or option plans necessary or desirable.


               PURPOSES AND EFFECTS OF CERTAIN PROVISIONS OF THE
           CERTIFICATE OF INCORPORATION AND BYLAWS OF ARMOR HOLDINGS


Limitation Of Director, Officer and Employee Liability

              The Armor Holdings Certificate of Incorporation contains a provision in Article Ninth that provides for the indemnification by the Company of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The Armor Holdings Certificate of Incorporation also provides that the Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in manner he reasonably believed to be in or not opposed to the best interests of the Company. As they relate to directors, these two provisions eliminate a director's liability for monetary damages for breaches of fiduciary duty of care, subject to certain exceptions described below (the "Liability Provisions").

              The Delaware legislature enacted an amendment to the DGCL in 1985 allowing provisions such as the Liability Provisions as a response to changes in the market for directors' liability insurance. The proliferation of shareholder derivative and class action suits for breaches of directors' fiduciary duties has in large part made it difficult to obtain liability insurance. Thus, the Delaware legislature amended the DGCL in order to maintain qualified and able directors to govern companies.

              The Liability Provisions do not relieve a director of monetary liability for breaches of the duty of loyalty, acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, the unlawful repurchase or redemption of stock or payment of unlawful dividends or any transaction from which a director derives an improper personal benefit. Thus, liability for monetary damages will still exist under the Liability Provisions if liability is based upon one of these grounds. The Liability Provisions will have no effect on the availability of equitable remedies, such as an injunction or rescission for the breach of a director's fiduciary duty, and will in no way limit or otherwise affect liability for violation of the federal securities laws.

              The Liability Provisions do not eliminate the liability of directors of the Company for monetary damages arising out of the directors' breach of their fiduciary duty of care. The duty of care refers to the fiduciary duty of directors to be sufficiently diligent and careful in considering a transaction or taking or refusing to take some corporate action. Liability for a breach of the duty of care arises when directors have failed to exercise sufficient care in reaching decisions and otherwise attending to their responsibilities as directors. The Liability Provisions do not eliminate the duty of care; they only eliminate monetary damage awards occasioned by a breach of that duty in certain circumstances. Thus a breach of the duty of care remains a valid basis for a suit seeking to stop a proposed transaction from occurring. After the transaction has occurred, however, except in certain limited circumstances, the shareholders would no longer have a claim for monetary damages based on a breach of the duty of care even if that breach involved gross negligence on the part of the directors.

Accounting Treatment of Reincorporation

Federal Tax Consequences

              The merger which will take place in connection with the Reincorporation should, under current law, constitute a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). No ruling has been or is expected to be requested from the Internal Revenue Service ("IRS") as to the tax consequences of the Reincorporation. Since no ruling has been obtained, no assurance can be given that the IRS will agree with the conclusions of the Company's tax advisors or that a challenge by the IRS, if made, will not be successful.

              Assuming that the Reincorporation and the merger resulting therefrom constitute a tax-free reorganization, there will be no adverse federal income tax consequences to the Company or its Shareholders because no gain or loss will be recognized to the Company or Armor Holdings as a result of the Reincorporation. Shareholders will have the same tax basis in the shares of Armor Holdings received in this transaction as the basis in the shares of the Company exchanged therefor, and the holding period of the shares of Armor Holdings will include the period during which the shares of the Company were held, provided such shares of the Company were held as capital assets on the effective date of the Reincorporation.

              The foregoing summary of federal income tax consequences is included for general information only and does not address the federal income tax consequences to all holders, including those who acquired shares of Common Stock pursuant to the exercise of employee stock options or otherwise as compensation and those subject to the alternative minimum tax. In view of the individual nature of tax consequences, Shareholders are urged to consult their own tax advisors as to the specific tax consequences of the Reincorporation, including the application and effect of state, local and foreign income and other tax laws.

Amendment

              The Reincorporation Agreement may be amended, modified or supplemented prior to the effective time of the Reincorporation upon the approval of the Board of Directors of the Company and Armor Holdings. However, no amendment, modification or supplement may be made after the adoption of the Reincorporation Agreement by the Shareholders of the Company which changes the Reincorporation Agreement in a way which, in the judgment of the Board of Directors of the Company, would have a material adverse effect on the Shareholders of the Company, unless such amendment, modification or supplement is approved by such Shareholders.

Termination

              The Reincorporation Agreement provides that the Board of Directors of the Company may terminate the Reincorporation Agreement and abandon the merger contemplated thereby at any time prior to its effective time, whether before or after approval by the Shareholders of the Company, if: (i) the Reincorporation shall not have received the requisite approval of the Shareholders of the Company; (ii) the Board of Directors of the Company determines for any reason in its sole judgment that the consummation of the transaction would be inadvisable or not in the best interests of the Company and its Shareholders or; (iii) the Company shall not have received all required third party consents, including, but not limited to, the consent of the Bankruptcy Court, if required, and the Board of Directors determines that such failure will have a material adverse effect on the Company if the Reincorporation is consummated.

Vote Required

              The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock is required for the approval of the Reincorporation of the Company under the FBCA.

Recommendation Of The Board Of Directors

              The Board of Directors has adopted and recommends a vote FOR Proposal No. 3 on the Proxy Card.



                                PROPOSAL NO. 4

                        PLAN OF INTERNAL RESTRUCTURING

Introduction

              The Company is incorporated under the laws of the State of Florida. Its corporate headquarters are in Yulee, Florida. The Company is engaged in the development, manufacture and distribution of bullet and projectile resistant garments. These include bullet resistant and sharp instrument penetration resistant vests, bullet resistant blankets, bomb disposal suits and helmets, bomb protection and disposal equipment and load bearing vests. In addition to these products, the Company develops, manufactures and distributes other ballistic protection and security equipment, including explosive ordnance device ("EOD") handling and detection equipment, EOD suppression and disposal equipment, helmets, face masks, shields, hard armor ballistic plates, customized armor for vehicles and other custom armored products.

              The Company operates as an operating entity -- holding all of its assets and conducting all operations directly.

              The Board of Directors has determined that it would be in the best interests of the Company and its Shareholders for the Board of Directors to have the flexibility to transfer some or substantially all of the Company's operating assets to one or more wholly-owned subsidiaries, with the result that the Company would become a holding company (the "Restructuring"). Toward this end, the Board of Directors has approved a plan of restructuring (the "Restructuring Plan") providing for the transfer of substantially all of the Company's operating assets and liabilities to one or more wholly-owned subsidiaries that the Company will incorporate for such purpose. The Company intends to incorporate two subsidiary corporations in Delaware. One subsidiary, Armor Holdings, will be used to effect the Reincorporation discussed in Proposal No.
3. The Company will transfer into the second subsidiary, American Body Armor & Equipment, Inc., a Delaware corporation ("ABA-DE"), all of the Company's operating assets and liabilities either before or after the Reincorporation is effected. After the effective date of the Reincorporation, ABA-DE will become a subsidiary of Armor Holdings.


              The following chart sets forth the organizational structure of the Company before, during and after the proposed Restructuring:

                               CURRENT STRUCTURE

                    American Body Armor & Equipment, Inc.,
                     a Florida corporation (the "Company")
                    (100% of Company's operating revenues)
                               (No subsidiaries)

                          PROPOSED INTERIM STRUCTURE

                    American Body Armor & Equipment, Inc.,
                     a Florida corporation (the "Company")

                    (100% of Company's operating revenues)

  Armor Holdings, Inc.,                                    ABA-DE
a Delaware corporation                            a Delaware corporation
      (Subsidiary)                                    (Subsidiary)

                              PROPOSED STRUCTURE

                             Armor Holdings, Inc.,
                    a Delaware corporation (the "Company")
                               (Holding company)

                                     ABA-DE
                            a Delaware corporation
                              (Operating company)
              (100% of Company's consolidated operating revenues)


              The implementation of the Restructuring Plan will not have a material effect on the consolidated financial statements of the Company, nor will it alter Shareholders' percentage ownership interests. Consummation of the Restructuring will not affect the voting rights and dividend and liquidation rights of the Shareholders. If the Shareholders approve the Restructuring Plan and the Company obtains all required third party consents, including, but not limited to, the consent of the Bankruptcy Court, if required, the Board of Directors may choose to implement the entire plan or a portion of the plan, or the Board of Directors may elect not to implement the plan at all if it determines that the costs or other considerations relating to the implementation of the Restructuring Plan outweigh the benefits to be gained by the Restructuring.

              The submission of the Restructuring Plan to Shareholders is not intended to affect the Company's right under applicable Delaware law (if Proposal No. 3 is approved), or Florida law (if Proposal No. 3 is not approved) to dispose of less than all or substantially all of its assets without Shareholder approval except as restricted by the Company's Charter. If in the event the Restructuring Plan is not approved by the Shareholders but all required third party consents are obtained, including, but not limited to, the consent of the Bankruptcy Court, if required, the Company may nevertheless, from time to time in the future, transfer portions of its assets to subsidiaries or to third parties on terms and for consideration approved by the Board of Directors, subject to applicable Delaware or Florida law, as the case may be, and certain restrictions in the Company's Charter, without seeking Shareholder approval. Approval of the Restructuring Plan will not preclude any Shareholder's right to challenge any future dispositions by the Company of the assets of the Company (including the stock of any subsidiaries), if such dispositions are not made in compliance with applicable law.

Reasons For The Restructuring

              The new structure of the Company and its subsidiaries will permit greater flexibility in the management and financing of new and existing business operations. The holding company structure will also provide the Company with greater flexibility to expand in the future through acquisitions of companies which may be strategically advantageous to the Company's long-term growth. Moreover, the Board of Directors believes that the holding company structure is better suited to the development of the Company's international business. The Board of Directors also believes that the line-of-business restructuring could further the objective of operating the Company's businesses on a more self-sufficient, independent economic basis. In addition, the holding company structure could permit improved delineation of administrative and other responsibilities within the corporate structure because it will permit a designated group of executive employees to concentrate their efforts on the concerns of the consolidated enterprise as a whole, while allowing the subsidiaries and subsidiary management to focus on subsidiary-specific objectives. This will enable the Company to further link executive compensation to Company performance, thereby providing for better accountability.

Effect On Shareholders' Rights

              The outstanding stock of the Company will not be affected by the proposed Restructuring. Consummation of the Restructuring Plan will not affect the voting, dividend, liquidation rights or ownership interests of the Shareholders.

              The Shareholders of the Company will not directly elect the directors of the operating subsidiaries. Directors of the subsidiaries are elected by the Board of Directors of the Company, with the Company being the sole stockholder of the subsidiaries. The overall management of the affairs and operations of the Company will continue to be under the direction of the Board of Directors.

              The Company has no present intention to cause any subsidiary which may be formed to make a further transfer of assets to any affiliate of the Company (other than other wholly-owned subsidiaries) or to any unrelated third party. The Company does not intend to seek Shareholder approval of any subsequent dispositions of assets by a subsidiary or the stock of any subsidiary unless such assets or stock to be transferred constitute all or substantially all of the assets of the Company and its subsidiaries taken as a whole and where Shareholder approval is required by law. In the event that the Company proposes to make a disposition of the stock of any of its subsidiaries, or if any subsidiary disposes of its assets, the Company will seek Shareholder approval for such transaction if required to do so by law or if the stock or assets involved constitute substantially all of the assets of the Company and its subsidiaries taken as a whole.

Effect On Company's Financial Statements

              The implementation of the Restructuring Plan will not have a material effect on the financial statements of the Company. The Restructuring will, however, cause the Company to begin reporting its financial operations and conditions on a consolidated basis.

Other Effects On The Company And Its Shareholders

              Except for the structural changes, consummation of the Restructuring Plan is not expected to result in any material change in the overall operation of the Company or location of its facilities. Similarly, the Restructuring will not result in any changes in the current membership of the Board of Directors of the Company, and the officers of the Company will remain in place after consummation of the Restructuring. In addition, some persons who are currently serving as officers of the Company may become officers or directors of one or more of the subsidiaries.

              While the transactions presently contemplated under the Restructuring Plan do not create a conflict of interest between the Company and any of its Shareholders, in the event that any of the subsidiaries, through public or private sale, should be owned in part by persons other than the Company, such conflicts could arise. The Company has no present intention to effect a public or private sale of a part of the ownership of any of its subsidiaries.

              If the Restructuring Plan is consummated, the Company will retain administrative functions and related assets, as well as a core group of senior management officers and employees.

Transfer Of Assets

              All of the Company's operations are conducted directly by the Company. If the Restructuring Plan is implemented as contemplated, all of the assets and liabilities of the Company's business would be transferred to one or more wholly-owned subsidiaries.

Disadvantages Of Restructuring

              The Board of Directors believes that the disadvantages of the Restructuring are not significant or material and will be offset by both the increased focus on asset utilization and responsibility. Possible disadvantages of the Restructuring include a possible small increase in accounting and administrative costs and possible duplication of some administrative functions.

              As previously noted, the Shareholders of the Company will elect the directors of the Company, who will have overall responsibility for the management of the Company and its subsidiaries. The Shareholders' statutory right to inspect the books, records and shareholder lists of the Company under applicable Delaware and Florida law may not extend to the books and records of the operating subsidiaries.

Tax Consequences Of The Restructuring

              It is currently contemplated that any assets transferred pursuant to the Restructuring Plan will be conveyed to the subsidiary or subsidiaries on a tax-free basis pursuant to Section 351 of the Internal Revenue Code of 1986, as amended.

Vote Required

              The affirmative vote of holders of a majority of the outstanding shares of the Company's Common Stock is required for the ratification of the Restructuring Plan under the FBCA.

Recommendation of the Board of Directors

              The Board of Directors has adopted and recommends a vote FOR

Proposal No. 4 on the Proxy Card.


                                PROPOSAL NO. 5

                             AMENDMENT TO CHARTER
                      TO INCREASE AUTHORIZED COMMON STOCK


              On March 4, 1996 the Board of Directors unanimously approved and recommends that the Company's Shareholders consider and approve an amendment to
Article IV of the Company's Charter that would increase the number of authorized shares of the Company's Common Stock from 15,000,000 shares to 50,000,000 shares. If Proposal No. 3 is approved by the Shareholders and all required third party consents related thereto are obtained, upon appropriate further action taken by the Board of Directors and executive officers of the Company, the increase in the number of authorized shares of Common Stock will happen automatically, as the Certificate of Incorporation of Armor Holdings, the wholly-owned subsidiary of the Company into which the Company proposes to merge pursuant to Proposal No. 3, will permit the surviving corporation to issue 50,000,000 shares of common stock. The Armor Holdings Certificate of Incorporation will become the charter of the entity surviving the merger of Armor Holdings and the Company.

              As of the Record Date, the Company had 6,825,835 shares of Common Stock outstanding. In addition, as of the Record Date, 912,481 shares of Common Stock were reserved for issuance upon conversion of outstanding stock options and grants under the Company's existing stock option plans. Accordingly, as of the Record Date there were an aggregate of 7,261,684 authorized shares of Common Stock unissued, unreserved for issuance and otherwise available for issue by the Company.

              The proposed increase in the authorized Common Stock has been recommended by the Board of Directors to assure that an adequate supply of authorized, unissued shares is available for general corporate needs and to provide the Board of Directors with the necessary flexibility to issue stock in connection with acquisitions, merger transactions or financings without the expense and delay incidental to obtaining Shareholder approval of an amendment to the Charter at the time of such action, except as may be required for a particular issuance by applicable law or by the rules of any stock exchange on which the Company's securities may then be listed. The additional authorized shares of Common Stock may be used for such purposes as raising additional capital or the financing of an acquisition or business combination. Such shares would, however, be available for issuance without further action by the Shareholders, unless required by applicable law.

              The additional shares of Common Stock for which authorization is sought would be identical to the shares of the Common Stock of the Company now authorized, except that the par value of all shares of the Company's Common Stock, both issued and outstanding and unissued, will be changed to $.01 per share. Holders of Common Stock do not have preemptive rights to subscribe for additional securities which may be issued by the Company. The issuance of additional shares of Common Stock may, among other things, have a dilutive effect on the earnings per share and on the equity and voting power of existing holders of Common Stock and may adversely affect the market price of the Common Stock.


              Although the Board of Directors has no present intention of issuing additional shares for such purposes, the proposed increase in the number of authorized shares of Common Stock could enable the Board of Directors to render more difficult or discourage an attempt by another person or entity to obtain control of the Company. Such additional shares could be issued by the Board of Directors in a public or private sale, merger or similar transaction, increasing the number of outstanding shares and thereby diluting the equity interest and voting power of a party attempting to obtain control of the Company. The increase in the authorized shares of Common Stock has not, however, been proposed for an anti-takeover-related purpose and the Company has no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of its Common Stock. Certain provisions of the Bylaws of both the Company and Armor Holdings relating to the calling of special shareholders meetings could also have the effect of deterring takeover attempts because of the procedural provisions contained therein.

              This Proposal No. 5 is not part of any plan by the Company to adopt a series of amendments to its Charter or Bylaws so as to render the takeover of the Company more difficult. Moreover, the Company is not submitting this Proposal to enable it to frustrate any efforts by another party to acquire a controlling interest or to seek representation on the Board of Directors.

              The Board of Directors believes that the proposed amendment to
Article IV of the Charter will provide several long-term advantages to the Company and its Shareholders. The passage of this Proposal might enable the Company to pursue acquisitions or enter into transactions which the Board of Directors believes provide the potential for growth and profit. If additional authorized shares are available, transactions dependent upon the issuance of additional shares will be less likely to be undermined by delays and uncertainties occasioned by the need to obtain Shareholder authorization to provide for the shares necessary to consummate such transactions. The consummation of such transactions do not generally require the approval of Shareholders, however where the issuance of additional shares of Common Stock could, in the aggregate, equal or exceed 20% of the then outstanding shares of Common Stock of the Company, Shareholder approval is required. The ability to issue shares, as the Board of Directors determines from time to time to be in the Company's best interests, will also permit the Company to avoid the extra expenses which would be incurred in holding special Shareholders meetings solely to approve an increase in the number of shares which the Company has the authority to issue.

              If this Proposal and Proposal No. 6 are adopted, the Charter will be amended to delete Article IV in its entirety and replace the same with the following:

                                          "ARTICLE IV.

                  The aggregate number of shares of capital stock which the corporation shall have authority to issue is: Fifty-Five Million (55,000,000) shares of the par value of one cent ($.01) each, divided into (a) Fifty Million (50,000,000) shares of common stock (the "Common Stock") and (b) Five Million (5,000,000) shares of preferred stock (the "Preferred Stock"). No holder of shares of stock of any class shall be entitled as a matter of right to subscribe for or purchase or receive any part of any new or additional issue of shares of stock of any class or of securities convertible into shares of stock of any class, whether now or hereafter authorized or whether issued for money, for consideration other than money, or by way of dividend. The powers, designations, preferences and rights (and the qualifications, limitations and restrictions thereof) in respect of the Common Stock and the Preferred Stock are as follows:

                       (a) Common Stock: Holders of shares of Common Stock shall be entitled to cast one vote for each share held at all shareholders' meetings for all purposes, including the election of directors. The Common Stock does not have cumulative voting rights.

                       (b) Preferred Stock: The Board of Directors shall have the authority to establish, by resolution, all powers, designations, preferences and rights (and the qualifications, limitations and restrictions thereof), of the Preferred Stock, including, without limitation, the following:

                                   (i) the rate and times at which and the other
                           conditions on which dividends on the shares of Preferred Stock may be declared and paid or set aside for payment; whether the shares of Preferred Stock shall be entitled to any participating or other dividends in addition to dividends at the rate so determined and, if so, on what terms; and whether dividends shall be cumulative and, if so, from what date or dates and on what terms; provided, however, that no dividend on the shares of Preferred Stock shall be declared except out of (A) the earned surplus of the corporation or (B) the net profits of the corporation for the fiscal year in which the dividend is declared;

                                   (ii) whether or not the shares of Preferred
                           Stock shall have voting rights in addition to the voting rights provided by law and, if so, the terms and conditions thereof, including the date or dates or event or events upon or after which they shall have such voting rights;

                                   (iii) whether nor not the shares of Preferred
                           Stock shall be redeemable and, if so, the terms and conditions, if any, upon which they shall be redeemed, including the date or dates or event or events upon or after which they shall be redeemable, the cash or property for which they shall be redeemed, whether they shall be redeemable at the option of the holder or the corporation, or both, events and the amount or rate of cash or property per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates; and

                                   (iv) the amounts payable upon the shares of
                           Preferred Stock in the event of voluntary or involuntary liquidation, dissolution, winding up or distribution of the assets of the corporation.

         However, if Proposal No. 3 is adopted, the increase in the authorized shares of Common Stock will happen without the need for an amendment to the Charter as the Certificate of Incorporation of Armor Holdings authorizes 50,000,000 shares of Common Stock. The shares of Common Stock authorized by Armor Holdings will be the same as the Common Stock of the Company, except that the par value would change from $.03 per share to $.01 per share.

Market Price Data

         The Common Stock of the Company is traded on the American Stock Exchange under the symbol "ABE". On ________ __, 1996, the last full trading date prior to the printing and mailing of this Proxy Statement, the reported closing price for the Common Stock on the American Stock Exchange was $_________. Shareholders are urged to obtain the current market quotation for the shares of the Company's Common Stock.

Vote Required

         The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock is required to approve this Proposal No. 5.

Recommendation of the Board of Directors

         The Board of Directors has adopted and recommends that the Shareholders vote FOR Proposal No. 5 on the Proxy Card.


                                PROPOSAL NO. 6

                           AMENDMENT TO THE CHARTER
                    TO AUTHORIZE SERIES OF PREFERRED STOCK


         On March 4, 1996 the Board of Directors unanimously approved and recommends that the Company's Shareholders consider and approve an amendment to
Article IV of the Company's Charter that would authorize a series of preferred stock, par value $.01 per share, with a right conferred upon the Board of Directors to set the dividend, voting, conversion and liquidation rights as well as such redemption or sinking fund provisions of such preferred stock as they may determine from time to time (the "New Preferred Stock"). If the Shareholders approve this Proposal No. 6, the number of shares of New Preferred Stock available for issuance would be 5,000,000 shares. If Proposal No. 3 is approved by the Shareholders and all required third party consents related thereto are obtained, upon appropriate further action taken by the Board of Directors and executive officers of the Company, the creation of the New Preferred Stock will happen automatically, as the Certificate of Incorporation of Armor Holdings, the wholly-owned subsidiary of the Company into which the Company proposes to merge pursuant to Proposal No. 3, provides for the creation of the New Preferred Stock. The Armor Holdings Certificate of Incorporation will become the charter of the entity surviving the merger of Armor Holdings and the Company.

         Under its existing Charter, the Company is authorized to issue 1,700,000 shares of 3% Convertible, $1.00 stated value Preferred Stock (the "Old Preferred Stock"). Such shares of Old Preferred Stock, which were issued and subsequently redeemed or converted to shares of Common Stock as part of the Company's Plan of Reorganization, are governed by certain rights and preferences contained in the Charter which may not accommodate the Company's future needs. As of the Record Date, the Company had no shares of Old Preferred Stock outstanding. In addition, as of the close of business on the Record Date, there were no shares of Old Preferred Stock reserved for issuance upon conversion of outstanding stock options under the Company's existing stock option plans or upon the exercise of certain conversion rights under other agreements which have been entered into by the Company.

         The creation of the New Preferred Stock has been recommended by the Board of Directors to assure that an adequate supply of authorized, unissued shares is available for general corporate needs and to provide the Board of Directors with the necessary flexibility to issue preferred stock in connection with acquisitions, merger transactions or financings without the expense and delay incidental to obtaining shareholder approval of an amendment to the Charter at the time of such action, except as may be required for a particular issuance by applicable law or by the rules of any stock exchange on which the Company's securities may then be listed. Although the New Preferred Stock may be used for such purposes as raising additional capital or the financing of an acquisition or business combination, the Company currently has no plans or arrangements related to the issuance of any of the New Preferred Stock proposed to be authorized by the amendment to the Charter. Such shares would, however, be available for issuance without further action by the Shareholders, unless required by applicable law. There is no public trading market for the Old Preferred Stock, nor would there be a public trading market for the New Preferred Stock until such time as a registration statement filed by the Company with the SEC became effective, or an exemption from registration under Regulation S of the Securities Act of 1933, as amended (the "1933 Act"), became applicable. The Company does not presently contemplate registering the shares of New Preferred Stock under the 1933 Act nor does it contemplate seeking an exemption from registration under said act.

         The shares of New Preferred Stock for which authorization is sought would not be identical to the shares of the Old Preferred Stock of the Company now authorized. If authorized, the New Preferred Stock may be issued in one or more series, the terms of which may be determined at the time of issuance by the Board of Directors, without further action by the Shareholders, and may include voting rights (including the right to vote as a series on particular matters), preferences as to dividends and liquidation, conversion and redemption rights and sinking fund provisions. All shares of Old Preferred Stock were issued pursuant to the Plan of Reorganization and subsequently redeemed or converted to shares of Common Stock. Consequently, there are no shares of Old Preferred Stock issued and outstanding nor are such shares available for reissuance. The issuance of any New Preferred Stock could affect the rights of the holders of Common Stock and therefore reduce the value of the Common Stock and make it less likely that holders of Common Stock would receive a premium upon a sale of their shares of Common Stock. In particular, specific rights granted to future holders of New Preferred Stock could be issued to restrict the Company's ability to merge with or sell its assets to a third party, which could have the effect of delaying or preventing a change of control of the Company and may adversely affect the rights of holders of Common Stock.

         This Proposal No. 6 is not part of any plan by the Company to adopt a series of amendments to its Charter or Bylaws so as to render the takeover of the Company more difficult. Moreover, the Company is not submitting this Proposal to enable it to frustrate any efforts by another party to acquire a controlling interest or to seek representation on the Board of Directors.

         The Board of Directors believes that the proposed amendment to Article IV of the Charter will provide several long-term advantages to the Company and its Shareholders. The passage of this Proposal might enable the Company to pursue acquisitions or enter into transactions which the Board of Directors believes provide the potential for growth and profit. If the shares of New Preferred Stock are available, transactions dependent upon the issuance of preferred stock will be less likely to be undermined by delays and uncertainties occasioned by the need to obtain Shareholder authorization for the New Preferred Stock prior to consummation of such transactions. The consummation of such transactions do not generally require the approval of Shareholders, however where the issuance of shares of New Preferred Stock which are convertible into shares of Common Stock could result in an increase of 20% or more of the then outstanding shares of Common Stock, Shareholder approval is required. The ability to issue shares of preferred stock, as the Board of Directors determines from time to time to be in the Company's best interests, will also permit the Company to avoid the extra expenses which would be incurred in holding special Shareholders meetings solely to approve the creation of one or more series of preferred stock.

         If this Proposal and Proposal No. 5 are adopted, the Charter will be amended to delete Article IV in its entirety and replace the same with the following:


                                      "ARTICLE IV.

              The aggregate number of shares of capital stock which the corporation shall have authority to issue is: Fifty-Five Million (55,000,000) shares of the par value of one cent ($.01) each, divided into (a) Fifty Million (50,000,000) shares of common stock (the "Common Stock") and (b) Five Million (5,000,000) shares of preferred stock (the "Preferred Stock"). No holder of shares of stock of any class shall be entitled as a matter of right to subscribe for or purchase or receive any part of any new or additional issue of shares of stock of any class or of securities convertible into shares of stock of any class, whether now or hereafter authorized or whether issued for money, for consideration other than money, or by way of dividend. The powers, designations, preferences and rights (and the qualifications, limitations and restrictions thereof) in respect of the Common Stock and the Preferred Stock are as follows:

                (a) Common Stock: Holders of shares of Common Stock shall be entitled to cast one vote for each share held at all shareholders' meetings for all purposes, including the election of directors. The Common Stock does not have cumulative voting rights.

                (b) Preferred Stock: The Board of Directors shall have the authority to establish, by resolution, all powers, designations, preferences and rights (and the qualifications, limitations and restrictions thereof), of the Preferred Stock, including, without limitation, the following:

                              (i) the rate and times at which and the other
                           conditions on which dividends on the shares of Preferred Stock may be declared and paid or set aside for payment; whether the shares of Preferred Stock shall be entitled to any participating or other dividends in addition to dividends at the rate so determined and, if so, on what terms; and whether dividends shall be cumulative and, if so, from what date or dates and on what terms; provided, however, that no dividend on the shares of Preferred Stock shall be declared except out of (A) the earned surplus of the corporation or (B) the net profits of the corporation for the fiscal year in which the dividend is declared;

                             (ii) whether or not the shares of Preferred Stock
                           shall have voting rights in addition to the voting rights provided by law and, if so, the terms and conditions thereof, including the date or dates or event or events upon or after which they shall have such voting rights;

                            (iii) whether nor not the shares of Preferred Stock
                           shall be redeemable and, if so, the terms and conditions, if any, upon which they shall be redeemed, including the date or dates or event or events upon or after which they shall be redeemable, the cash or property for which they shall be redeemed, whether they shall be redeemable at the option of the holder or the corporation, or both, events and the amount or rate of cash or property per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates; and

                             (iv) the amounts payable upon the shares of
                           Preferred Stock in the event of voluntary or involuntary liquidation, dissolution, winding up or distribution of the assets of the corporation.

         However, if Proposal No. 3 is adopted, the authorization of the New Preferred Stock will happen without the need for an amendment to the Charter as the Certificate of Incorporation of Armor Holdings authorizes the New Preferred Stock.

Market Price Data

         There is no public trading market for the Old Preferred Stock of the Company, nor will there be a public trading market for the New Preferred Stock until such time as a registration statement filed by the Company with the SEC becomes effective, or an exemption from registration under Regulation S of the Securities Act of 1933, as amended (the "1933 Act"), became applicable. The Company does not presently contemplate registering the shares of New Preferred Stock under the 1933 Act nor does it contemplate seeking and exemption from registration under said act. The Company's Common Stock is traded on the American Stock Exchange under the symbol "ABE".

Vote Required

         The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock is required to approve this Proposal No. 6.

Recommendation of the Board of Directors

         The Board of Directors has adopted and recommends that the Shareholders vote FOR Proposal No. 6 on the Proxy Card.



                                PROPOSAL NO. 7

                    ADOPTION OF THE 1996 STOCK OPTION PLAN


         At the Meeting, Shareholders will be asked to consider and act upon a proposal to adopt the Company's 1996 Stock Option Plan (the "1996 Plan").

1996 Stock Option Plan

         On March 4, 1996, the Board of Directors of the Company adopted the 1996 Plan, subject to Shareholder approval at the Meeting. The Board of Directors believes that stock options and other stock-based awards are desirable
(1) as an effective incentive for participating key employees, consultants and Directors (collectively, "Participants") to use their judgment, initiative and efforts to ensure the successful conduct of the Company's business,
(2) to further align such Participants' interests with those of the Company's Shareholders by providing an opportunity to increase their stock ownership and (3) to encourage such Participants to remain in the service of the Company. Pursuant to the 1996 Plan, Participants may be granted stock options ("Options"), which may be incentive stock options ("Incentive Options") or non-qualified stock options ("Non-Qualified Options"). The following description of the 1996 Plan is not intended to be complete and is qualified in its entirety by the complete text of the 1996 Plan set forth in Appendix D to this Proxy Statement.

         If the 1996 Plan is approved by Shareholders, the total number of Options authorized under the 1996 Plan will be 1,500,000 shares (which number is subject to adjustment in the event of stock dividends, stock splits and other similar events) of the Company's Common Stock. To the extent that Options granted under the 1996 Plan expire or terminate without having been exercised, the shares of the Company's Common Stock covered by such Options will again become available for award.

         The maximum number of shares of Common Stock subject to any Option which may be granted under the 1996 Plan to Participants shall not exceed 100,000 shares (subject to certain increases or decreases during each fiscal year of the Company) during the entire term of the 1996 Plan. To the extent that shares of Common Stock for which Options are permitted to be granted to a Participant during a fiscal year are not covered by a grant of an Option to a Participant issued in such fiscal year, such shares of Common Stock shall automatically increase the number of shares available for grant of Options to such Participant in the subsequent fiscal years during the term of the 1996 Plan.

         If the 1996 Plan is approved by Shareholders, the Compensation Committee of the Board of Directors (the "Compensation Committee") will have authority to administer the 1996 Plan although, under certain conditions, the Board of Directors shall have the power to administer the 1996 Plan. The Compensation Committee must consist of no fewer than two members, each of whom is a "disinterested person" within the meaning of Rule 16b-3 of the Exchange Act. The Compensation Committee will have the authority to determine the employees to whom Options will be granted, the time when such Options shall be granted, the number of shares which shall be subject to each Option (subject to certain limitations in the case of Incentive Options), the purchase price or exercise price of each Option (no less than 100% of fair market value for Incentive Options), the period(s) during which such Options shall be exercisable (whether in whole or in part) (no more than ten years for Incentive Options) and the other terms and provisions thereof. Generally, Options may be granted only to employees employed and consultants engaged by the Company or of any subsidiary corporation or parent corporation of the Company. Directors who are also employees of the Company are also eligible to participate. Consultants are eligible to receive awards of Non-Qualified Options, but are not eligible to receive Incentive Options. No person who owns, directly or indirectly, at the time of the granting of an Incentive Option to him, 10% or more of the total combined voting power of all classes of stock of the Company will be eligible to receive any Incentive Options under the 1996 Plan unless the option price is at least 110% of the fair market value of the Common Stock subject to the option, determined on the date of grant.

         Common Stock purchased on the exercise of Options may be paid for in cash or by certified check, or with shares of the Company's Common Stock (if permitted by the terms of the Option and by applicable law) or by payment on such terms as the Compensation Committee shall determine.

         The Compensation Committee shall have the option to at any time suspend or terminate the 1996 Plan, if such plan is approved by the Shareholders, provided that rights and obligations under any Option granted while the 1996 Plan is in effect may not be altered or impaired by suspension or termination of the 1996 Plan, except with the consent of the holder thereof.

         The Board of Directors or the Compensation Committee, as the case may be, shall have the right, from time to time, to amend the 1996 Plan, provided that no amendment shall be made without the approval of the Shareholders to the extent required by Rule 16b-3 or for the exception for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") that will: (i) increase the total number of shares reserved for Options under the 1996 Plan (other than an increase resulting from certain adjustments); (ii) reduce the exercise price of any Option granted thereunder; (iii) modify the provisions of the 1996 Plan relating to eligibility; or (iv) materially increase the benefits accruing to participants under the 1996 Plan or extend the maximum option period thereunder. The Board of Directors or the Compensation Committee, as the case may be, shall be authorized to amend the 1996 Plan and the Options granted thereunder to permit the Incentive Options granted thereunder to qualify as incentive stock options within the meaning of Section 422 of the Code.

         In the event of any change in the outstanding shares of the Company's Common Stock (through events such as a stock split, stock dividend, recapitalization of the Company or other like change in its capital structure), the Compensation Committee will make such adjustment to each outstanding Option that it, in its sole discretion, deems appropriate, subject to the provisions of
Section 424(a) of the Code as to Incentive Options. It is intended that Incentive Options granted under the 1996 Plan will meet the definitional requirements of Section 422(b) of the Code for "incentive stock options."

         Under the Code, an employee generally is not subject to regular income tax upon the grant or exercise of an Incentive Option if, subsequent to its exercise, the employee holds the stock received for the longer of two years from the date of the grant or one year from the date of exercise (the "Required Holding Period"). Upon the sale of such stock subsequent to the Required Holding Period, the difference, if any, between the amount realized from the sale and the tax basis to the employee will be taxed as long-term capital gain or loss (provided that such stock was held by the employee as a capital asset at such time).

         In general, if an employee: (i) exercises an Incentive Option by delivering stock previously acquired pursuant to the exercise of an Incentive Option before the end of the Required Holding Period applicable to such stock; or (ii) after exercising an Incentive Option, disposes of the stock so acquired before the end of the Required Holding Period (i.e., in either case, makes a "disqualifying disposition"), such employee would be deemed in receipt of ordinary income in the year of the disqualifying disposition in an amount equal to the excess of the fair market value of the stock at the date of exercise over the exercise price. However, if the disposition of the stock is a sale or exchange with respect to which a loss, if sustained, would be recognized to such employee, and if the sale proceeds are less than the fair market value of the stock on the date of exercise of the Incentive Option, the employee's ordinary income would be limited to the excess, if any, of the amount realized on such disposition over the tax basis of such stock. If the amount realized upon a taxable disposition of the stock exceeds the fair market value of the stock on the date of exercise, the excess would be treated as short-term or long-term capital gain, depending on the applicable holding period on the disposition date (provided that such stock was held by the employee as a capital asset at such time).

         A deduction is not allowed to the Company for federal income tax purposes with respect to the grant or exercise of an Incentive Option or the disposition, after the Required Holding Period, of stock acquired upon exercise. In the event of a disqualifying disposition, a federal income tax deduction will be allowed to the Company in an amount equal to the ordinary income taxable to the employee, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable.

         For purposes of computing whether an employee is subject to any alternative minimum tax liability, an employee who exercises an Incentive Option generally would be required to increase alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised a Non-Qualified Option.

         A participant who receives a Non-Qualified Option will not recognize any taxable income upon the grant of such Non-Qualified Option. In general, upon exercise of a Non-Qualified Option, a participant will be treated as having received ordinary income in an amount equal to the excess of the fair market value of the stock at the time of exercise over the exercise price.

         Any holder of a Non-Qualified Option who is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 should consult his tax advisor as to whether the timing of income recognition is deferred for any period following exercise of such Non-Qualified Option (i.e., the "Deferral Period"). Absent a written election filed with the IRS within thirty days after the date of exercise pursuant to Section 83(b) of the Code to include in income, as of the exercise date, the excess of the fair market value of the stock on the exercise date over the exercise price, recognition of income by the holder will be deferred until the expiration of the Deferral Period, if any.

         If approved by the Shareholders, the 1996 Plan will not be qualified under the provisions of Section 401(a) of the Code and will not be subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

New Plan Benefits

         The following table sets forth the stock options that the individuals and groups referred to below will be eligible to receive in 1996 under the 1996 Plan if the 1996 Plan is approved by the Shareholders at the Meeting.

Name and Position                                   1996 Stock Option Plan
- -----------------                         Dollar Value ($)      Number of Units
                                          ----------------      ---------------
Jonathan M. Spiller,                            (1)                     (1)
President and Chief Executive Officer....

Richard T. Bistrong,                            (1)                     (1)
Vice President - Sales and Marketing.....

Carol T. Burke,                                 (1)                     (1)
Vice President - Finance and Secretary...

J. Michael Elliott,                             (1)                     (1)
Vice President-Operations................

Executive Group..........................       (1)                     (1)

Non-Executive Director Group.............       (2)                     (2)
Non-Executive Officer Employee Group ....       (1)                     (1)


(1) The grant of Options under the 1996 Plan is entirely within the discretion of the Compensation Committee. The Company cannot determine the nature, amount or the dollar value of awards that will be made in the future.

(2)      Not eligible for participation.

Vote Required

         The affirmative vote of holders of a majority of the outstanding shares of Common Stock present and voting at a Meeting at which a quorum is present is required for the ratification of the 1996 Plan.

Recommendation of the Board of Directors

         The Board of Directors has adopted and recommends that the Shareholders vote FOR Proposal No. 7 on the Proxy Card.


                                PROPOSAL NO. 8

                  ADOPTION OF THE 1996 NON-EMPLOYEE DIRECTORS
                               STOCK OPTION PLAN


                  There will be presented to the Meeting a proposal to adopt the 1996 Non-Employee Directors Stock Option Plan (the "1996 Directors Plan"). The 1996 Directors Plan will replace the 1994 Outside Directors Stock Plan, which is being discontinued for purposes of granting further options. The 1996 Directors Plan is intended to benefit the Company and its shareholders by allowing those members of the Board of Directors of the Company who are neither current nor former employees of the Company to increase their financial stake in the Company through ownership of Common Stock, thus underscoring the directors' mutual interest with shareholders in increasing the long-term value of the Company's stock.

                  On March 4, 1996, the Board of Directors of the Company adopted the 1996 Directors Plan. Primary aspects of the 1996 Directors Plan, the text of which is set forth in Appendix E, are as follows.

General Information

                  Participation in the 1996 Directors Plan would be limited to members of the Board of Directors who are not current or former employees of the Company or any of its subsidiaries ("Non-Employee Directors"). After the election of six directors at the Meeting, there will be five Non-Employee Directors.

Stock Option Grant

                  The 1996 Directors Plan provides that each year, on the day of the Company's Annual Meeting of Shareholders, each individual elected, reelected or continuing as a Non-Employee Director will automatically receive, in consideration for service as a Director, non-qualified stock options of 25,000 shares of Common Stock. There are 300,000 shares of Common Stock reserved for issuance under the 1996 Directors Plan. Under the 1996 Directors Plan's formula, the exercise price for options granted under the 1996 Directors Plan will be the closing price on the date of the grant of the Company's Common Stock as quoted on the composite tape of the American Stock Exchange. Options become exercisable three years from the date of grant and expire ten years from the date of grant. The exercise price must be paid in cash. If, on the day of the annual meeting of shareholders, the counsel for the Company determines, in her/his sole discretion, that the Company is in possession of material, undisclosed information that would prevent it from issuing securities, then the annual grant of options to Non-Employee Directors will be suspended until the second day after public dissemination of the information (or the first trading day thereafter). The amount, pricing and other terms of the grant will remain as set forth in the 1996 Directors Plan, with the exercise price of the option to be determined in accordance with the formula on the date the option is finally granted.

Cessation of Service


                  Upon retirement, a Non-Employee Director's options will continue to become exercisable and must be exercised by the earlier of (i) 36 months following the date of retirement or (ii) the expiration of the applicable option period, or such options shall be forfeited. Upon a Non-Employee Director's disability or death, those options held by the Non-Employee Director for at least one year prior to the date of death or the date of cessation of service following disability shall become immediately exercisable; the Non-Employee Director or his/her legal representatives or heirs must exercise such options by the earlier of (i) 6 months or 36 months from the date of cessation of service due to disability or death, respectively, as the case may be, or (ii) the expiration of the applicable option period, or such options shall be forfeited. Should an individual cease to serve as a Non-Employee Director for any reason other than retirement, disability, death or cause, he/she will have 90 days within which to exercise only those options which were exercisable as of the date he/she ceased to serve as a director.

Federal Income Tax Consequences

                  The grant of a non-qualified stock option will not result in income for the grantee or in a deduction for the Company. The exercise of a stock option would result in ordinary income for the grantee and a deduction for the Company measured by the difference between the option price and the fair market value of the shares received at the time of exercise.

Other Information

                  The 1996 Directors Plan will become effective on approval of the Company's Shareholders and will terminate, for purposes of granting further options, on December 31, 2006 unless terminated earlier by the Board of Directors or extended by the Board with the approval of Shareholders.

                  Pursuant to the 1994 Outside Directors Stock Plan, Non-Employee Directors are currently compensated for their services as directors. For a description of such compensation, see "INFORMATION CONCERNING MEETINGS OF THE BOARD OF DIRECTORS AND BOARD COMMITTEES AND DIRECTOR
COMPENSATION -- COMPENSATION OF DIRECTORS". As of May   , 1996 the last full
trading date prior to the printing and mailing of this Proxy Statement, the reported closing price of the Company's Common Stock on the American Stock Exchange was $ .

New Plan Benefits

                  The following table sets forth the stock options that the individuals and groups referred to below will be eligible to receive in 1996 if the 1996 Directors Plan is approved by the Shareholders at the Meeting. Executive officers and employee-directors of the Company are not eligible to participate in the 1996 Directors Plan.

Name and Position                           1996 Non-Employee Directors
                                                   Stock Option Plan

                                          Dollar Value ($)    Number of Units
                                          ----------------    ---------------
Warren B. Kanders,

 Chairman, Board of Directors.........         ___(2)              25,000

Jonathan M. Spiller,
 Director, Chief Executive Officer
  and President.......................         ___(2)                   0(1)

Burtt R. Ehrlich,
 Director............................          ___(2)              25,000

Nicholas Sokolow
 Director............................          ___(2)              25,000

Thomas W. Strauss
 Director............................          ___(2)              25,000

Richmont nominee.....................          ___(2)              25,000

Non-Executive Director Group.........          ___(2)             125,000

Non-Executive Officer Employee Group.          ___(1)               _____

- ------------
(1)  Not eligible for participation.

(2) Dollar value is dependent upon the future share price of Company Common
Stock.


Vote Required

              The affirmative vote of holders of a majority of the outstanding shares of Common Stock present and voting at a Meeting at which a quorum is present is required for the ratification of the 1996 Directors Plan of the Company.

Recommendation of the Board of Directors

              The Board of Directors has adopted and recommends that the Shareholders vote FOR Proposal No. 8 on the Proxy Card.


                                PROPOSAL NO. 9

               RATIFICATION OF APPOINTMENT OF PUBLIC ACCOUNTANTS


             Upon the recommendation of the Audit Committee of the Board of Directors, the Board has appointed Deloitte & Touche LLP as independent certified public accountants for the Company to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 1996 ("Fiscal 1996"). Deloitte & Touche LLP has acted in this capacity since 1990.

             The Company's Board of Directors recommends the ratification of the appointment of Deloitte & Touche LLP as independent certified public accountants for the Company to audit the financial statements of the Company for Fiscal 1996. If a majority of the Shareholders voting at the Meeting at which a quorum is present, in person or by proxy, should not approve such appointment, the Audit Committee and the Board of Directors of the Company will reconsider the appointment of independent certified public accountants.

Vote Required

             The affirmative vote of holders of a majority of the outstanding shares of Common Stock present and voting at a Meeting at which a quorum is present is required for the reappointment of Deloitte & Touche LLP as the Company's independent certified public accountants for Fiscal 1996.

Recommendation of the Board of Directors

         The Board of Directors recommends that the Shareholders reappoint Deloitte & Touche LLP as independent certified public accountants of the Company for the Fiscal 1996 by voting FOR Proposal No. 9 on the Proxy Card.


                                PROPOSAL NO. 10

                                 OTHER MATTERS


             As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the Meeting other than as set forth in the Notice of Annual Meeting and this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the proxy.


                         COMPLIANCE WITH SECTION 16(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


             Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and any persons who own more than 10% of the Company's capital stock to file with the SEC (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such capital stock. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
             Based solely upon reports and representations submitted by the directors, executive officers and holders of more than 10% of the Company's capital stock, all Forms 3, 4 and 5 showing ownership of and changes of ownership in the Company's capital stock during Fiscal 1995 were timely filed with the SEC and the National Association of Securities Dealers Automated Quotation System (NASDAQ), except that Richard T. Bistrong, Vice President-Sales and Marketing of the Company, and Carol T. Burke, Vice President-Finance and Secretary of the Company, both of whom had previously been awarded stock options which should have been reported currently on Form 3 upon their becoming executive officers of the Company on June 9, 1995, instead filed a Form 5 for Fiscal 1995 reporting their beneficial ownership of shares underlying such stock options.


                                 ANNUAL REPORT


             A copy of the Company's 1995 Annual Report to Shareholders accompanies this Proxy Statement. Any Shareholder who has not received a copy of the 1995 Annual Report to Shareholders and wishes to do so should contact the Company's Corporate Secretary by mail at the address set forth on the notice of annual meeting or by telephone at (904) 261-4035.

             The Company will provide, without charge, to each Shareholder as of the Record Date, on the written request of the Shareholder, a copy of the Company's Annual Report on Form 10-KSB and all amendments thereto for the year ended December 31, 1995, including the financial statements and schedules, as filed with the SEC. Shareholders should direct the written request to the Company's Corporate Secretary at c/o American Body Armor & Equipment, Inc., 191 Nassau Place Road, Yulee, Florida 32097.



                           PROPOSALS BY SHAREHOLDERS


             Any proposal of a Shareholder intended to be presented at the Annual Meeting of Shareholders to be held in 1997 must be received by the Company no later than January __, 1997 to be considered for inclusion in the Proxy Statement and form of proxy for the 1997 annual meeting. Proposals must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.


                                      FOR THE BOARD OF DIRECTORS

                                              CAROL T. BURKE
                                                Secretary







             This Proxy is Solicited by the Board of Directors of
                     American Body Armor & Equipment, Inc.

                                ANNUAL MEETING

                                 June 14, 1996

The undersigned hereby appoints Jonathan M. Spiller and Warren B. Kanders as proxies to represent the undersigned, with full power of substitution, at the Annual Meeting of Shareholders of American Body Armor & Equipment, Inc., to be held on June 14, 1996 at 10:00 A.M., New York City time, at the offices of Kane Kessler, P.C., 1350 Avenue of the Americas, 26th Floor, New York, New York 10019, and any adjournments and postponements thereof:

1.       ELECTION OF  --  FOR all nominees listed below
         DIRECTORS        (except as marked to the contrary below)

                      -- WITHHOLD AUTHORITY to vote for all nominees listed below

         Warren B. Kanders         Burtt R. Ehrlich           Thomas W. Strauss
         Jonathan M. Spiller       Nicholas Sokolow           Richmont nominee

         INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through or otherwise strike the nominee's name in the list above.

2. To consider and vote upon a proposal to change the name of the Company to "Armor Holdings, Inc."

                 / / FOR       / / AGAINST       / / WITHHOLD AUTHORITY TO VOTE

3. To consider and act upon a proposal to reincorporate the Company under the laws of the State of Delaware by means of a merger of the Company into a newly formed wholly-owned subsidiary incorporated in the State of Delaware (the "Reincorporation").

                 / / FOR       / / AGAINST       / / WITHHOLD AUTHORITY TO VOTE


4. To consider and vote upon a proposal to restructure the Company into a holding company and to transfer the assets of the Company into a wholly-owned subsidiary to effect the holding company structure, as described herein (the "Restructuring").

                 / / FOR       / / AGAINST       / / WITHHOLD AUTHORITY TO VOTE

5. To consider and vote upon a proposal to increase the number of shares of Common Stock which the Company shall have the authority to issue to

         50,000,000.

                 / / FOR       / / AGAINST       / / WITHHOLD AUTHORITY TO VOTE

6. To consider and vote upon a proposal to authorize a series of preferred stock with such rights, privileges and preferences as the Board of Directors shall from time to time determine.

                 / / FOR       / / AGAINST       / / WITHHOLD AUTHORITY TO VOTE

7. To consider and vote upon a proposal to adopt the Company's 1996 Stock Option Plan (the "1996 Plan").

                 / / FOR       / / AGAINST       / / WITHHOLD AUTHORITY TO VOTE

8. To consider and vote upon a proposal to adopt the Company's 1996 Non-Employee Directors Stock Option Plan (the "1996 Directors Plan").

                 / / FOR       / / AGAINST       / / WITHHOLD AUTHORITY TO VOTE

9. Proposal to ratify the selection of Deloitte & Touche LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 1996.

                 / / FOR       / / AGAINST       / / WITHHOLD AUTHORITY TO VOTE

10. In their discretion, the Proxies are authorized to vote upon such other business that may properly come before the meeting.

THIS BALLOT, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" EACH PROPOSAL.

Dated: ___________________  ____________________________  _____________________
                            Signatures of Shareholder(s)

NOTE: Signature should agree with name on stock certificate as printed thereon. Executors, administrators, trustees and other fiduciaries should so indicate when signing.


              PLEASE DATE, SIGN AND RETURN THIS PROXY. THANK YOU.




                                                                 APPENDIX A


                          AGREEMENT AND PLAN OF MERGER

         AGREEMENT AND PLAN OF MERGER, dated as of May __, 1996 (the "Merger Agreement"), between American Body Armor & Equipment, Inc., a Florida corporation ("ABA") and Armor Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of ABA ("Armor Holdings").

                              W I T N E S S E T H

         WHEREAS, on the date hereof, ABA has authority to issue 15,000,000 shares of Common Stock, par value of $.03 per share (the "ABA Common Stock"), of which there are 6,825,835 shares outstanding and no shares held in treasury, and 1,700,000 shares of 3% Convertible $1.00 stated value Preferred Stock, of which there are no shares issued and outstanding and no shares held in treasury;

         WHEREAS, on the date hereof, Armor Holdings has authority to issue 50,000,000 shares of Common Stock, par value $.01 per share (the "Armor Holdings Common Stock"), of which there are no shares issued and outstanding and no shares held in treasury, and 5,000,000 shares of preferred stock, of which there are no shares issued and outstanding and no shares held in treasury.

         WHEREAS, the respective Boards of Directors of ABA and Armor Holdings have determined that it is advisable and in the best interests of each of such corporations that ABA merge with and into Armor Holdings upon the terms and subject to the conditions set forth herein for the purpose of effecting the change of the state of incorporation of ABA from the State of Florida to the State of Delaware;

         WHEREAS, the Board of Directors of ABA has by resolutions duly adopted and approved this Merger Agreement;

         WHEREAS, ABA has approved this Merger Agreement in its capacity as the sole stockholder of Armor Holdings; and

         WHEREAS, the Board of Directors of ABA has directed that this Merger Agreement be submitted to a vote of its shareholders at the annual meeting of shareholders to be held on June 14, 1996, or at any and all adjournments and postponements thereof;

         NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained, ABA and Armor Holdings hereby agree as follows:

         Section 1. Merger. ABA shall be merged with and into Armor Holdings (the "Merger"), and Armor Holdings shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation"). The Merger shall become effective upon the date and time of filing of appropriate articles of merger, providing for the Merger, with the Secretary of State of the State of Florida and an appropriate certificate of ownership and merger, providing for the Merger, with the Secretary of State of Delaware, whichever later occurs (the

"Effective Time").

         Section 2. Governing Documents. The Certificate of Incorporation of Armor Holdings, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable law. The Bylaws of Armor Holdings, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof, the Certificate of Incorporation of the Surviving Corporation and applicable law.

         Section 3. Succession. At the Effective Time, the separate corporate existence of ABA shall cease, and Armor Holdings shall succeed to all of the assets and properties (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of ABA, and Armor Holdings shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of ABA, including, without limitation, all outstanding indebtedness of ABA, all in the manner and as more fully set forth in Section 259 of the General Corporation Law of the State of Delaware.

         Section 4. Directors. The directors and the members of the various committees of the Board of Directors of ABA immediately prior to the Effective Time shall be the directors and members of such committees of the Surviving Corporation at and after the Effective Time to serve until the expiration of their respective terms and until their successors are duly elected and qualified.

         Section 5. Officers. The officers of ABA immediately preceding the Effective Time shall be the officers of the Surviving Corporation at and after the Effective Time until their successors are duly elected and qualified.

         Section 6. Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of ABA such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary in order to vest, perfect or conform, of record or otherwise, in the Surviving Corporation, the title to and lien of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of ABA, and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized, in the name and on behalf of ABA or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         Section 7. Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

                  (a) each share of ABA Common Stock issued and outstanding immediately prior to the Effective Time shall be changed and converted into and shall be one fully paid and nonassessable share of Armor Holdings Common Stock;

                  (b) each share of ABA Common Stock held in the treasury of ABA immediately prior to the Effective Time shall be automatically converted into one share of Armor Holdings Common Stock, which shares shall continue to be retained and held by the Surviving Corporation in the treasury thereof;

                  (c) each option, warrant, purchase right, unit or other security of ABA issued and outstanding immediately prior to the Effective Time shall be changed and converted into and shall be an identical security of Armor Holdings, and the same number of shares of Armor Holdings Common Stock shall be reserved for purposes of the exercise of such options, warrants, purchase rights, units or other securities as is equal to the number of shares of ABA Common Stock so reserved as of the Effective Time; and

                  (d) each share of Armor Holdings Common Stock issued and outstanding in the name of ABA immediately prior to the Effective Time shall be canceled and retired and resume the status of authorized and unissued shares of Armor Holdings Common Stock, and no shares of Armor Holdings Common Stock or other securities of Armor Holdings shall be issued in respect thereof.

         Section 8. Employee Option and Benefit Plans. Each option or other right to purchase or otherwise acquire shares of ABA Common Stock granted under any employee option, stock purchase or other benefit plan of ABA (collectively, the "Plans") which is outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option or right to acquire (and Armor Holdings hereby assumes the obligation to deliver) the same number of shares of Armor Holdings Common Stock, at the same price per share, and upon the same terms, and subject to the same conditions, as set forth in the respective Plan as in effect immediately prior to the Effective Time. The same number of shares of Armor Holdings Common Stock shall be reserved for purposes of the Plans as is equal to the number of shares of ABA Common Stock so reserved immediately prior to the Effective Time. Armor Holdings hereby assumes, as of the Effective Time,
(i) the Plans and all obligations of ABA under the Plans, including the outstanding options, stock purchase rights or awards or portions thereof granted pursuant to the Plans and the right to grant additional options and stock purchase right thereunder and (ii) all obligations of ABA under all other benefit plans in effect as of the Effective Time with respect to which employee rights or accrued benefits are outstanding as of the Effective Time.

         Section 9. Dividends and Distributions. In the event that any dividend or other distribution shall hereafter be declared by the Board of Directors of ABA in respect of the outstanding shares of ABA Common Stock payable subsequent to the Effective Time, the obligation to make payment of such dividend or other distribution shall, by virtue of the Merger, become the obligation of the Surviving Corporation and shall be satisfied in the manner specified in such declaration, except that, to the extent such dividend or other distributions shall have been declared payable in whole or in part in shares of ABA Common Stock, the Surviving Corporation shall issue, in place thereof, to the persons entitled thereto, the identical number of shares of Armor Holdings Common Stock.

         Section 10. Condition to the Merger. The consummation of the Merger and the other transactions herein provided is subject to receipt prior to the Effective Time of the requisite approval of the Merger by the holders of ABA Common Stock pursuant to the Florida Business Corporation Act.

         Section 11. Certificates. At and after the Effective Time all of the outstanding certificates which immediately prior thereto represented shares of ABA Common Stock or warrants, units or other securities of ABA shall be deemed for all purposes to evidence ownership of and to represent the shares of Armor Holdings Common Stock or warrants, units or other securities of Armor Holdings, as the case may be, into which the shares of ABA Common Stock or warrants, units or other securities of ABA represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Armor Holdings Common Stock or warrants, units or other securities of Armor Holdings, as the case may be, evidenced by such outstanding certificate, as above provided.

         Section 12. Amendment. The parties hereto may amend, modify or supplement this Merger Agreement prior to the Effective Time; provided, however, that no amendment, modification or supplement may be made after the adoption of this Merger Agreement by the shareholders of ABA which changes this Merger Agreement in a way which, in the judgment of the Board of Directors of ABA, would have a material adverse effect on the shareholders of ABA, unless such amendment, modification or supplement is approved by such shareholders.

         Section 13. Termination. This Merger Agreement may be terminated, and the Merger and the other transactions provided for herein may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Merger Agreement by the shareholders of ABA, by action of the Board of Directors of ABA if:

                  (a) the condition specified in Section 10 hereof shall not have been satisfied or waived;

                  (b) the Board of Directors of ABA determines for any reason, in its sole judgment and discretion, that the consummation of the Merger would be inadvisable or not in the best interests of ABA and its shareholders; or

                  (c) ABA fails to obtain all required third party consents and the Board of Directors of ABA determines that such failure will have a material adverse effect on the Company if the merger is consummated.

         Section 14. Counterparts. This Merger Agreement may be executed in one or more counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         Section 15. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Merger Agreement.

         Section 16. Florida Appointment. The Surviving Corporation hereby agrees that it may be served with process in the State of Florida in any action or special proceeding for enforcement of any liability or obligation of ABA or the Surviving Corporation arising from the Merger. The Surviving Corporation appoints the Secretary of State of the State of Florida as its agent to accept service of process in any such suit or other proceeding and a copy of such process shall be mailed by the Secretary of State of the State of Florida to the Surviving Corporation at 191 Nassau Place Road, Yulee, Florida 32097 Attention:
Mr. Jonathan M. Spiller, President.

         Section 17. Governing Law. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         IN WITNESS WHEREOF, ABA and Armor Holdings have caused this Merger Agreement to be executed and delivered as of the date first above written.

                                        AMERICAN BODY ARMOR & EQUIPMENT, INC.
                                          a Florida corporation


                                        By:     ______________________________
                                                Name:_________________________
                                                Title:________________________


                                        ARMOR HOLDINGS, INC.
                                          a Delaware corporation


                                        By:    ________________________________
                                               Name:___________________________
                                               Title:__________________________




                                                                    APPENDIX B


                          CERTIFICATE OF INCORPORATION

                                       OF

                              ARMOR HOLDINGS, INC.


                  The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified and referred to as the "General Corporation Law of the State of Delaware" or the "General Corporation Law"), hereby certifies that:

                  FIRST:   The name of the corporation (hereinafter referred
to as the "Corporation") is:

                           Armor Holdings, Inc.

                  SECOND: The address, including street, number, city and county, of the registered office of the Corporation in the State of Delaware is 32 Loockerman Square, Suite L-100, City of Dover, 19904, County of Kent; and the name of the registered agent of the Corporation in the State of Delaware is The Prentice-Hall Corporation System, Inc.

                  THIRD:   The purpose of the Corporation is to engage in
any lawful act or activity for which Corporations may be organized under the General Corporation Law of the State of Delaware.

                  FOURTH: The aggregate number of shares of capital stock which the corporation shall have authority to issue is: Fifty-Five Million (55,000,000) shares of the par value of one cent ($.01) each, divided into (a) Fifty Million (50,000,000) shares of common stock (the "Common Stock") and (b) Five Million (5,000,000) shares of preferred stock (the "Preferred Stock"). No holder of shares of stock of any class shall be entitled as a matter of right to subscribe for or purchase or receive any part of any new or additional issue of shares of stock of any class or of securities convertible into shares of stock of any class, whether now or hereafter authorized or whether issued for money, for consideration other than money, or by way of dividend. The powers, designations, preferences and rights (and the qualifications, limitations and restrictions thereof) in respect of the Common Stock and the Preferred Stock are as follows:


                           (a) Common Stock:  Holders of shares of Common
                  Stock shall be entitled to cast one vote for each share held at all shareholders' meetings for all purposes, including the election of directors. The Common Stock does not have cumulative voting rights.


                           (b) Preferred Stock: The Board of Directors shall
                  have the authority to establish, by resolution, all powers, designations, preferences and rights (and the qualifications, limitations and restrictions thereof), of the Preferred Stock, including, without limitation, the following:

                                    (i) the rate and times at which and the
                           other conditions on which dividends on the shares of Preferred Stock may be declared and paid or set aside for payment; whether the shares of Preferred Stock shall be entitled to any participating or other dividends in addition to dividends at the rate so determined and, if so, on what terms; and whether dividends shall be cumulative and, if so, from what date or dates and on what terms; provided, however, that no dividend on the shares of Preferred Stock shall be declared except out of (A) the earned surplus of the corporation or (B) the net profits of the corporation for the fiscal year in which the dividend is declared;

                                    (ii) whether or not the shares of Preferred
                           Stock shall have voting rights in addition to the voting rights provided by law and, if so, the terms and conditions thereof, including the date or dates or event or events upon or after which they shall have such voting rights;

                                    (iii) whether nor not the shares of
                           Preferred Stock shall be redeemable and, if so, the terms and conditions, if any, upon which they shall be redeemed, including the date or dates or event or events upon or after which they shall be redeemable, the cash or property for which they shall be redeemed, whether they shall be redeemable at the option of the holder or the corporation, or both, events and the amount or rate of cash or property per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates; and

                                    (iv) the amounts payable upon the shares of
                           Preferred Stock in the event of voluntary or involuntary liquidation, dissolution, winding up or distribution of the assets of the corporation.


     FIFTH:   The name and the mailing address of the incorporator is as follows:

  NAME                                             MAILING ADDRESS

                                          c/o Kane Kessler, P.C.

  Robert L. Lawrence                      1350 Avenue of the Americas, 26th Fl.
                                          New York, New York 10019

                 SIXTH:   The Corporation is to have perpetual existence.

                 SEVENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of any receiver or receivers appointed for this Corporation under
Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders of this Corporation, as the case may be, and also on this Corporation.

                 EIGHTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

                           1. The management of the business and the conduct of
                  the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall not be less than three (3) nor more than fifteen (15) as fixed by, or in the manner provided in, the Bylaws. The phrase "whole Board" and the phrase "total number of directors" shall be deemed to have the same meaning to wit, the total number of directors which the Corporation would have if there were no vacancies. No election of directors need be by written ballot.

                           2. After the original or other Bylaws of the
                  Corporation have been adopted, amended, or repealed, as the case may be, in accordance with the provisions of Section 109 of the General Corporation Law of the State of Delaware, and, after the Corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the Bylaws of the Corporation may be exercised by the Board of Directors of the Corporation; provided, however, that any provision for the classification of Directors of the Corporation for staggered terms pursuant to the provisions of subsection (d) of Section 141 of the General Corporation Law of the State of Delaware shall be set forth in an initial Bylaw or in a Bylaw adopted by the stockholders entitled to vote of the Corporation unless provisions for such classification shall be set forth in this Certificate of Incorporation.

                           3. Whenever the Corporation shall be authorized to
                  issue only one class of stock, each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders. Whenever the Corporation shall be authorized to issue more than one class of stock, no outstanding share of any class of stock which is denied voting power under the provisions of the certificate of incorporation shall entitle the holder thereof to the right to vote at any meeting of stockholders except as the provisions of paragraph
                  (2) of subsection (b) of Section 242 of the General Corporation Law of the State of Delaware shall otherwise require; provided, that no share of any such class which is otherwise denied voting power shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.

                  NINTH: (1) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person seeking indemnification did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. The right to indemnification conferred upon such persons by this Article NINTH shall be a contract right.

                           (2)  The Corporation shall indemnify any person
who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

                           (3)  To the extent that a director, officer,
employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections (1) and (2) of this Article NINTH, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

                           (4)  Any indemnification under Sections (1) and
(2) of this Article NINTH (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in such Sections (1) and (2). Such determination shall be made (a) by the Board of Directors of the Corporation by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the stockholders of the Corporation.

                           (5)  Expenses (including attorneys' fees) incurred
by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer at the commencement of such action, suit or proceeding to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation authorized in this Article NINTH. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors of the Corporation deems appropriate.

                           (6)  The indemnification and advancement of
expenses provided by, or granted pursuant to, the other sections of this Article NINTH shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under law, by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

                           (7)  The Corporation may purchase and maintain
insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of Section 145 of the General Corporation Law.

                           (8)  For purposes of this Article NINTH, references
to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article NINTH with respect to the resulting or surviving corporation as he would have with respect to such consistent corporation if its separate existence had continued.

                           (9)  For purposes of this Article NINTH, references
to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves service by, such director, officer, employee or agent with respect to any employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article NINTH.

                           (10)  The indemnification and advance of expenses
provided by, or granted pursuant to, this Article NINTH shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                  TENTH: From time to time any of the provisions of this Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article TENTH.


Signed on May __, 1996.



                                              ----------------------------------
                                              ROBERT L. LAWRENCE, Incorporator



                                                                    APPENDIX C

                                     BYLAWS

                                       OF

                              ARMOR HOLDINGS, INC.


                                   ARTICLE I

                                  Stockholders


                  SECTION 1. Annual Meetings. Subject to change by resolution of the Board of Directors, the annual meeting of the stockholders of the Corporation for the purpose of electing directors and for the transaction of such other business as may be brought before the meeting shall be held on a date fixed, from time to time, by the Board of Directors of the Corporation, and each successive annual meeting shall be held on a date within thirteen months after the date of the preceding annual meeting. The meeting may be held at such time and such place within or without the State of Delaware as shall be fixed by the Board of Directors and stated in the notice of the meeting.

                  SECTION 2. Special Meetings. Special meetings of the stockholders may be called at any time by the President, a majority of the Board of Directors or the Chairman of the Board or by a majority of the stockholders of record of all shares entitled to vote. Special meetings shall be held on the date and at the time and place either within or without the State of Delaware as specified in the notice thereof.

                  SECTION 3. Notice of Meetings. Except as otherwise expressly required by law or the Certificate of Incorporation of the Corporation, written notice stating the place and time of the meeting and the purpose or purposes of such meeting shall be given by the Secretary to each stockholder entitled to vote thereat at his address as it appears on the records of the Corporation not less than ten nor more than sixty days prior to the meeting. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy; and if any stockholder shall, in person or by attorney hereunto duly authorized, waive notice of any meeting, in writing or by telephone or facsimile, whether before or after such meeting be held, the notice thereof need not be given to him. The attendance of any stockholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by him. Notice of any adjourned meeting of stockholders need not be given except as provided in Section 5 of this Article I.

                  SECTION 4. Quorum. Subject to the provisions of law in respect of the vote that shall be required for a specific action, the number of shares the holders of which shall be present or represented by proxy at any meeting of stockholders in order to constitute a quorum for the transaction of any business shall be at least a majority of all the shares issued and outstanding and entitled to vote at such meeting. Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.

                  SECTION 5. Adjournment. At any meeting of stockholders, whether or not there shall be a quorum present, the holders of a majority of the shares voting at the meeting, whether present in person at the meeting or represented by proxy at the meeting, may adjourn the meeting from time to time. Except as provided by law, notice of such adjourned meeting need not be given otherwise than by announcement of the time and place of such adjourned meeting at the meeting at which the adjournment is taken. At any adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally called.

                  SECTION 6. Organization. The Chairman of the Board or, in his absence or non-election, the Vice Chairman or, in his absence or non-election, the President or, in the absence of both the foregoing officers, a Vice President shall call meetings of the stockholders to order and shall act as Chairman of such meetings. In the absence of all of the foregoing officers, holders of a majority in number of the shares of the capital stock of the Corporation present in person or represented by proxy and entitled to vote at such meeting shall elect a Chairman, who may be the Secretary of the Corporation. The Secretary of the Corporation shall act as secretary of all meetings of the stockholders; but in the absence of the Secretary, the Chairman may appoint any person to act as secretary of the meeting.

                  SECTION 7. Voting. Each stockholder shall, except as otherwise provided by law or by the Certificate of Incorporation, at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of capital stock entitled to vote held by such stockholder, but no proxy shall be voted on after three years from its date, unless said proxy provides for a longer period. Every proxy must be signed by the stockholder or by his attorney-in-fact, and shall be filed with the Inspectors of Election, if any, prior to being voted upon. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Any other action shall be authorized by a vote of a majority of the votes cast except where the General Corporation Law prescribes a different percentage of votes and/or a different exercise of voting power, and except as may be otherwise prescribed by the provisions of the Certificate of Incorporation and these Bylaws. In the election of directors, and for any other action, voting need not be by ballot, unless the Board of Directors in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his or her discretion, may require that any votes cast at such meeting shall be cast by written ballot.

                  SECTION 8. Stockholders List. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make a complete list of the stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order with the address of each and the number of shares held by each, shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole thereof and may be inspected by any stockholder who is present. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the ledger, the list required by this Section 8 of Article I or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

                  SECTION 9. Addresses of Stockholders. Each stockholder shall designate to the Secretary of the Corporation an address at which notices of meetings and all other corporate notices may be served upon or mailed to him, and if any stockholder shall fail to designate such address, corporate notices may be served upon him by mail directed to him at his last known post office address.

                  SECTION 10. Inspectors of Election. The Board of Directors may at any time appoint one or more persons to serve as Inspectors of Election at the next succeeding annual meeting of stockholders or at any other meeting or meetings and the Board of Directors may at any time fill any vacancy in the office of Inspector. If the Board of Directors fails to appoint Inspectors, or if any Inspector appointed be absent or refuses to act, or if his office becomes vacant and be not filled by the Board of Directors, the Chairman of any meeting of the stockholders may appoint one or more temporary Inspectors for such meeting. Each Inspector, if any, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspectors at such meeting with strict impartiality and according to the best of his ability. The Inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the Inspector or Inspectors, if any, shall make a report in writing of any challenge, question, or matter determined by him or them and execute a certificate of any fact found by him or them. Except as otherwise required by subsection (e) of Section 231 of the General Corporation Law, the provisions of that Section shall not apply to the corporation. All proxies shall be filed with the Inspectors of Election of the meeting before being voted upon.

                  SECTION 11. Action by Consent. Unless otherwise provided in the Certificate of Incorporation, any action required to be taken at any meeting of stockholders, or any action which may be taken at any meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote if a consent in writing, setting forth the action so taken, shall be signed by the holders of all of the outstanding voting stock of the Corporation. In addition, any action required by the General Corporation Law to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. Action taken pursuant to this paragraph shall be subject to the provisions of Section 228 of the General Corporation Law.


                                   ARTICLE II

                               Board of Directors


                  SECTION 1. General Powers. The property, affairs and business of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors shall have the power and authority to authorize the officers of the Corporation to enter into such agreements as the Board of Directors shall deem appropriate, including the power and authority to authorize the seal of the Corporation to be affixed to all papers that may require it.

                  SECTION 2. Number, Qualification and Term of Office. The initial number of directors shall consist of six (6) persons. Thereafter, the number of directors may be fixed from time to time by action of the Board of Directors within the maximum and minimum limits provided by the Certificate of Incorporation. Directors need not be stockholders. The directors shall be elected at the annual meeting of stockholders except as otherwise provided for filling vacancies. Each director shall hold office for the term for which he is appointed or elected and until his successor shall have been elected and shall qualify, or until his death or until he shall resign or shall have been removed in the manner hereinafter provided. Directors need not be elected by ballot, except upon demand of any stockholder. The Chairman of the Board, if one be elected, and the Vice Chairman of the Board, if one be elected, shall be chosen from among the directors. The number of directors may be increased or decreased by action of the stockholders or of the directors.

                  SECTION 3. Chairman of the Board. The Chairman of the Board, if any, shall preside, if present, at all meetings of the stockholders and at all meetings of the Board of Directors and shall perform such other duties and have such other powers as from time to time may be assigned by the Board of Directors or prescribed by these Bylaws.

                  SECTION 4. Vice Chairman of the Board. The Vice Chairman of the Board, if any, shall, at the request of the Chairman of the Board or in his absence or disability, perform the duties of the Chairman of the Board and when so acting shall have all the powers of, and be subject to all restrictions upon, the Chairman of the Board and shall perform such other duties and have such other powers as from time to time may be assigned to him by the Chairman of the Board or prescribed by these Bylaws.

                  SECTION 5. Quorum and Manner of Action. Except as otherwise provided by law or these Bylaws, a majority of the entire Board of Directors shall be required to constitute a quorum for the transaction of business at any meeting, except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum, provided that such majority shall constitute at least one-half of the whole Board. The act of a majority of a quorum of the Board of Directors shall be the act of the Board of Directors. In the absence of a quorum, a majority of the directors present may adjourn any meeting from time to time until a quorum be had. Notice of any adjourned meeting need not be given. The directors shall act only as a board and individual directors shall have no power as such. In the event that the Board of Directors shall be unable to take action on any matter because of a deadlock, upon the motion of any director the matter shall be submitted to a vote of the stockholders. Any action so approved by a majority vote of the stockholders shall be the action of the Board of Directors, however, any director who voted against the action taken by the stockholders prior to the submission of such matter to the stockholders may, within ten days following such stockholder vote, dissent in writing to such action to the Secretary of the Corporation, who shall enter such dissent in the minutes of the Corporation.

                  SECTION 6. Place of Meetings; Etc. The Board of Directors may hold its meetings, have one or more offices and keep the books and records of the Corporation at such place or places within or without the State of Delaware as the Board may from time to time determine or as shall be specified or fixed in the respective notices or waivers of notice thereof.

                  SECTION 7. Regular Meetings. A regular meeting of the Board of Directors shall be held for the election of officers and the transaction of other business as soon as practicable after each annual meeting of stockholders, and other regular meetings of said Board shall be held at such times and places as said Board shall direct. No notice shall be required for any regular meeting of the Board of Directors but a copy of every resolution fixing or changing the time or place of regular meetings shall be mailed to every director at least three days before the first meeting held in pursuance thereof.

                  SECTION 8. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President, or any one Director. The Secretary or any Assistant Secretary shall give notice of the time and place of each special meeting by mailing a written notice of the same to each director at his last known post office address at least three business days before the meeting or by causing the same to be delivered personally or to be transmitted by telecopier, overnight mail, telegraph, cable, wireless, telephone or orally at least twenty-four hours before the meeting to each director. In the event the Secretary or Assistant Secretary shall fail to give the notice of a special meeting called in accordance with this Section 8, the person who called such meeting shall be empowered to give notice of such meeting in accordance with the immediately preceding sentence.

                  SECTION 9. Action by Consent. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

                  SECTION 10. Organization. At each meeting of the Board of Directors, the Chairman of the Board or in his absence, the Vice Chairman of the Board, or in his absence, the President, or in his absence or non-election, a director chosen by a majority of the directors present shall act as Chairman. The Secretary or, in his absence, an Assistant Secretary or, in the absence of both the Secretary and an Assistant Secretary, any person appointed by the Chairman shall act as secretary of the meeting.

                  SECTION 11. Resignations. Any director of the Corporation may resign at any time by giving written notice to the Board of Directors, the President or the Secretary of the Corporation. The resignation of any director shall take effect at the time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

                  SECTION 12. Removal of Directors. Except as otherwise provided by law, any director or the entire Board of Directors may be removed, with or without cause, by the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of directors.

                  SECTION 13. Vacancies. Any vacancy in the Board of Directors caused by death, resignation, removal, disqualification, an increase in the number of directors or any other cause shall be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election of directors and until their successors are duly elected and qualified, or until their earlier resignation or removal.

                  SECTION 14. Compensation of Directors. Directors may receive such reasonable sums for their services and expenses as may be directed by resolution of the Board; provided that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for their services and expenses.

                  SECTION 15. Committees. By resolution or resolutions passed by a majority of the whole Board at any meeting of the Board of Directors, the directors may designate one or more committees of the Board of Directors, each committee to consist of two or more directors. To the extent provided in said resolution or resolutions, unless otherwise provided by law, such committee or committees shall have and may exercise all of the powers of the Board of Directors in the management of the business and affairs of the Corporation, including the power and authority to authorize the seal of the Corporation to be affixed to all papers that may require it. No committee, however, shall have the power to declare dividends or to authorize the issuance of shares of capital stock of the Corporation. Further, the Board of Directors may designate one or more directors as alternate members of a committee who may replace an absent or disqualified member at any meeting. If an alternative member of a committee is not selected by the Board of Directors, and in the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. A committee may make such rules for the conduct of its business and may appoint such committees and assistants as it shall from time to time deem necessary. A majority of the members of a committee shall constitute a quorum for the transaction of business of such committee. Regular meetings of a committee shall be held at such times as such committee shall from time to time by resolution determine. No notice shall be required for any regular meeting of a committee but a copy of every resolution fixing or changing the time or place of regular meetings shall be mailed to every member of such committee at least three days before the first meeting held in pursuance thereof. Special meetings of a committee may be called by the Chairman of such committee or the Secretary of such committee, or any two members thereof. The Secretary of the Corporation or the Secretary of such committee shall give notice of the time and place of each special meeting by mail at least two days before such meeting or by telegraph, cable, wireless, telephone or orally at least twenty-four hours before the meeting to each member of such committee.

                  SECTION 16. Participation in Meetings. Members of the Board of Directors or of any committee may participate in any meeting of the Board or committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

                  SECTION 17. Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted by such purpose if (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or the committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.



                                  ARTICLE III

                                    Officers


                  SECTION 1. Number. The officers of the Corporation shall consist of a President, a Treasurer and a Secretary and, if deemed necessary, expedient or desirable by the Board of Directors, a Chairman of the Board, a Vice-Chairman of the Board, an Executive Vice President and one or more other Vice-Presidents. In addition, the Board may elect one or more Vice Presidents and such other officers as may be appointed in accordance with the provisions of

Section 3 of this Article III. Any number of offices may be held by the same person, as the directors may determine. Except as may otherwise be provided in the resolutions of the Board of Directors choosing him, no officer other than the Chairman or Vice-Chairman of the Board, if any, need be a director.

                  SECTION 2. Election. Term of Office and Qualification. The officers shall be elected annually by the Board of Directors at their first meeting after each annual meeting of the stockholders of the Corporation. Each officer, except such officers as may be appointed in accordance with the provisions of Section 3 of this Article, shall hold office until his successor shall have been duly elected and qualified, or until his death or until he shall have resigned or shall have become disqualified or shall have been removed in the manner hereinafter provided.

                  SECTION 3. Subordinate Officers. The Board of Directors or the President may from time to time appoint such other officers, including one or more Assistant Treasurers and one or more Assistant Secretaries, and such agents and employees of the Corporation as may be deemed necessary or desirable. Such officers, agents and employees shall hold office for such period and upon such terms and conditions, have such authority and perform such duties as in these Bylaws provided or as the Board of Directors or the President may from time to time prescribe. The Board of Directors or the President may from time to time authorize any officer to appoint and remove agents and employees and to prescribe the powers and duties thereof.

                  SECTION 4. Removal. Any officer may be removed, either with or without cause, by the affirmative vote of a majority of the Board of Directors.

                  SECTION 5. Resignations. Any officer may resign at any time by giving written notice to the Board of Directors, the President or the Secretary. Any such resignation shall take effect at the date of receipt of such notice or at any later time specified therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

                  SECTION 6. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled for the unexpired portion of the term in the manner prescribed in these Bylaws for regular election or appointment to such office.

                  SECTION 7. President. The President shall be the Chief Executive Officer of the Corporation and shall have general direction of the affairs of the Corporation and general supervision over its several officers, subject, however, to the control of the Board of Directors, and in general shall perform such duties and, subject to the other provisions of these Bylaws, have such powers incident to the office of President and perform such other duties and have such other powers as from time to time may be assigned to him by the Board of Directors.

                  SECTION 8. Vice Presidents. A Vice President may sign with the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary certificates of stock of the Corporation and shall have such other powers and shall perform such other duties as from time to time may be assigned to him by the Board of Directors or the President or prescribed by these Bylaws.


                  SECTION 9. Secretary. The Secretary shall keep or cause to be kept, in books provided for the purpose, the minutes of the meetings of the stockholders, the Board of Directors and any committee when so required, shall see that all notices are duly given in accordance with the provisions of these Bylaws and as required by law, shall be custodian of the records and the seal of the Corporation and see that the seal is affixed to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these Bylaws, shall keep or cause to be kept a register of the post office address of each stockholder, may sign with the Chairman of the Board, the President or any Vice President certificates of stock of the Corporation, and in general shall perform such duties and have such powers incident to the office of Secretary and shall perform such other duties and have such other powers as from time to time may be assigned to him by the Board of Directors or the President or prescribed by these Bylaws.

                  SECTION 10. Assistant Secretaries. Any Assistant Secretary shall, at the request of the Secretary or in his absence or disability, perform the duties of the Secretary and when so acting shall have all the powers of, and be subject to all the restrictions upon, the Secretary and shall perform such other duties and have such other powers as from time to time may be assigned to him by the President, the Secretary or the Board of Directors or prescribed by these Bylaws.

                  SECTION 11. Chief Financial Officer. The Chief Financial Officer shall be responsible to the Board of Directors and the President for all financial control and internal audit of the Corporation and its subsidiaries. He shall perform such other duties as may be assigned to him by the Board of Directors, the President or prescribed by these Bylaws.

                  SECTION 12. Treasurer. The Treasurer shall have charge and custody of, and be responsible for, all funds and securities of the Corporation, and deposit all such funds in the name of the Corporation in such banks, trust companies or other depositaries as shall be selected in accordance with the provisions of these Bylaws, shall at all reasonable times exhibit his books of account and records, and cause to be exhibited the books of account and records of any corporation controlled by the Corporation to any of the directors of the Corporation upon application during business hours at the office of the Corporation, or such other corporation, where such books and records are kept, shall, if called upon to do so, receive and give receipts for monies due and payable to the Corporation from any source whatsoever, may sign with the Chairman of the Board, the President or any Vice President certificates of stock of the Corporation, and in general shall perform such duties and have such powers incident to the office of Treasurer and such other duties and have such other powers as from time to time may be assigned to him by the Board of Directors or the President or prescribed by these Bylaws.

                  SECTION 13. Assistant Treasurers. Any Assistant Treasurer shall, at the request of the Treasurer or in his absence or disability, perform the duties of the Treasurer and when so acting shall have all the powers of, and be subject to all the restrictions upon, the Treasurer and shall perform such duties and have such other powers as from time to time may be assigned to him by the President, the Treasurer or the Board of Directors or prescribed by these Bylaws.


                  SECTION 14. Other Officers. Such officers as the Board of Directors may choose shall perform such duties and have such powers as may be appropriate to such officer or as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

                  SECTION 15. Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors. No officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the Corporation.

                  SECTION 16. Authority of Officers. The officers of the Corporation shall have such duties and authority as set forth in these Bylaws and as shall be determined from time to time by the Board of Directors.


                                   ARTICLE IV

                           Shares and Their Transfer


                  SECTION 1. Certificates of Stock. Certificates for shares of the capital stock of the Corporation shall be in such form not inconsistent with law as shall be approved by the Board of Directors. They shall be numbered in order of their issue and shall be signed by the Chairman of the Board or the President or any Vice President and the Treasurer or any Assistant Treasurer, or the Secretary or any Assistant Secretary of the Corporation, and the seal of the Corporation shall be affixed thereto. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who shall have signed or whose facsimile signature shall have been placed upon any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature shall have been used thereon had not ceased to be such officer or officers of the Corporation.

                  SECTION 2. Uncertificated Shares. Subject to any conditions imposed by the General Corporation Law, the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the Corporation shall be uncertificated shares. Within a reasonable time after the issuance or transfer of any uncertificated shares, the Corporation shall send to the registered owner thereof any written notice prescribed by the General Corporation Law.

                  SECTION 3. Fractional Share Interests. The Corporation may, but shall not be required to, issue fractions of a share. If the Corporation does not issue fractions of a share, it shall (1) arrange for the disposition of fractional interests by those entitled thereto, (2) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or (3) issue scrip or warrants in registered form

(either represented by a certificate or uncertificated) or bearer form (represented by a certificate) which shall entitle the holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share or an uncertificated fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the Corporation in the event of liquidation. The Board of Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing the full shares or uncertificated full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the Corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

                  SECTION 4. Transfer of Stock. Transfer of shares of the capital stock of the Corporation shall be made only on the books of the Corporation by the holder thereof, or by his attorney hereunto authorized by a power of attorney duly executed and filed with the Secretary of the Corporation, or a transfer agent of the Corporation, if any, on surrender of the certificate or certificates for such shares properly endorsed. A person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof as regards the Corporation, and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

                  SECTION 5. Lost, Destroyed and Mutilated Certificates. The holder of any stock issued by the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of the certificate therefor or the failure to receive a certificate of stock issued by the Corporation, and the Board of Directors or the Secretary of the Corporation may, in its or his discretion, cause to be issued to such holder a new certificate or certificates of stock, upon compliance with such rules, regulations and/or procedures as may be prescribed or have been prescribed by the Board of Directors with respect to the issuance of new certificates in lieu of such lost, destroyed or mutilated certificate or certificates of stock issued by the Corporation which are not received, including reasonable indemnification to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

                  SECTION 6. Transfer Agent and Registrar; Regulations. The Corporation shall, if and whenever the Board of Directors shall so determine, maintain one or more transfer offices or agencies, each in the charge of a transfer agent designated by the Board of Directors, where the shares of the capital stock of the Corporation shall be directly transferable, and also one or more registry offices, each in the charge of a registrar designated by the Board of Directors, where such shares of stock shall be registered, and no certificate for shares of the capital stock of the Corporation, in respect of which a Registrar and/or Transfer Agent shall have been designated, shall be valid unless countersigned by such Transfer Agent and registered by such Registrar, if any. The Board of Directors shall also make such additional rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates for shares of the capital stock of the Corporation.


                  SECTION 7. Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, to express consent to corporate action in writing without a meeting, to receive payment of any dividend or other distribution or allotment of any rights, to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action, and only such stockholders as shall be stockholders of record of the date so fixed shall be entitled to such notice of and to vote at such meeting and any adjournment thereof, to express consent to any such corporate action to receive payment of such dividend or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid. If the stock transfer books are to be closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting in the case of a merger or consolidation, the books shall be closed at least twenty days before such meeting.

                  SECTION 8. Beneficial Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.


                                   ARTICLE V

                               General Provisions

                  SECTION 1. Fiscal Year. The fiscal year of the Corporation shall end on such date of each year as shall be determined by the Board of Directors of the Corporation.

                  SECTION 2. Waivers of Notice. Whenever any notice of any nature is required by law, the provisions of the Certificate of Incorporation or these Bylaws to be given, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                  SECTION 3. Qualifying in Foreign Jurisdiction. The Board of Directors shall have the power at any time and from time to time to take or cause to be taken any and all measures which they may deem necessary for qualification to do business as a foreign corporation in any one or more foreign jurisdictions and for withdrawal therefrom.

                  SECTION 4. Registered Office. The registered office of the Corporation shall be in the City of Dover, County of Kent, State of Delaware.


                  SECTION 5. Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine.

                  SECTION 6. Proxies. Except as otherwise provided in these Bylaws or in the Certificate of Incorporation of the Corporation, and unless otherwise provided by resolution of the Board of Directors, the Chairman of the Board may appoint from time to time an attorney or attorneys, or agent or agents, of the Corporation, on behalf and in the name of the Corporation, to cast the votes which the Corporation may be entitled to cast as a stockholder or otherwise in any other corporation any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation, or to consent in writing to any action by such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed on behalf and in the name of the Corporation and under its corporate seal, or otherwise, all such written proxies or other instruments as he may deem necessary or proper in the premises.

                  SECTION 7. Seal. The Board of Directors shall provide a suitable seal containing the name of the Corporation, which seal shall be in the charge of the Secretary and which may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. If and when so directed by the Board of Directors, a duplicate of the seal may be kept and be used by an officer of the Corporation designated by the Board.

                  SECTION 8. Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, in property, or in shares of the capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

                  SECTION 9. Disbursements. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons at the Board of Directors may from time to time designate.

                                   ARTICLE VI

                                   Amendments

                  These Bylaws may be altered, amended or repealed, in whole or in part, or new Bylaws may be adopted by either the stockholders or by the Board of Directors, provided, however, that notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such meeting of stockholders or Board of Directors, as the case may be. All such amendments must be approved by either the holders of a majority of the outstanding capital stock entitled to vote thereon or by a majority of the entire Board of Directors then in office.


                                                                     APPENDIX D


                     AMERICAN BODY ARMOR & EQUIPMENT, INC.

                             1996 STOCK OPTION PLAN


                                   I. PURPOSE

                  American Body Armor & Equipment, Inc. (the "Company") desires to afford certain of its key employees and consultants and the key employees and consultants of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such key employees and consultants an increased interest in and a greater concern for the welfare of the Company and its subsidiaries.

                  The Company, by means of this 1996 Stock Option Plan (the "Plan"), seeks to retain the services of key employees and consultants (sometimes hereinafter collectively, "Participants") and to enable the Company to attract and retain persons of competence.

                  The stock options ("Options") offered pursuant to the Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any key employee or consultant.

                  The Options granted under the Plan are intended to be either incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not meet the requirements for Incentive Options ("Non-Qualified Options"), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.


                    II. AMOUNT OF STOCK SUBJECT TO THE PLAN
                         AND OTHER LIMITATIONS

                  (a) The total number of shares of common stock of the Company which may be purchased or acquired pursuant to the exercise of Options granted under the Plan shall not exceed, in the aggregate, 1,500,000 shares of the authorized common stock, $.01 par value per share, of the Company (the "Shares"), such number subject to adjustment as provided in Article XI hereof. Shares that are the subject of Options shall be counted only once in determining whether the maximum number of Shares that may be purchased or awarded under the Plan has been exceeded.

                  (b) The maximum number of shares of Common Stock subject to any Option which may be granted under this Plan to each Participant shall not exceed 100,000 shares (subject to any increase or decrease pursuant to Article XI during each fiscal year of the Company) during the entire term of the Plan. To the extent that shares of

Common Stock for which Options are permitted to be granted to a Participant pursuant to this Section III(b) during a fiscal year are not covered by a grant of an Option to a Participant issued in such fiscal year, such shares of Common Stock shall automatically increase the number of shares available for grant of Options to such Participant in the subsequent fiscal years during the term of the Plan.

                  (c) Shares acquired under the Plan may be either authorized but unissued Shares or Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options granted under the Plan expire or terminate without having been exercised, the Shares covered by such expired or terminated Options shall again become available for award under the Plan.

                  Except as provided in Articles XVIII and XXI, the Company may, from time to time during the period beginning on the date of the adoption of the Plan by the Company (the "Effective Date") and ending on the date which is ten
(10) years from the Effective Date (the "Termination Date"), grant to certain Participants (as hereinafter defined) of the Company, or of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, Incentive Options and/or Non-Qualified Options under the terms hereinafter set forth.

                  As used in the Plan, the terms "subsidiary corporation" and "parent corporation" shall mean, respectively, a corporation coming within the definition of such terms contained in Sections 424(f) and 424(e) of the Code.


                              III. ADMINISTRATION

                  The board of directors of the Company (the "Board of Directors") shall designate from among its members a compensation committee (the "Committee") to administer the Plan. The Committee shall consist of two or more members of the Board of Directors, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 (or any successor rule or regulation) ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and each of whom shall be an "outside director" in accordance with Section 162(m) of the Code. Pursuant to Rule 16b-3, promulgated under the Exchange Act, in order for a director to be eligible to receive benefits under a plan, a director must not, during the one (1) year period prior to serving as a plan administrator, have been granted or awarded equity securities pursuant to any plan of an issuer, except through participation in formula grants, ongoing broad-based employee plans and elections to receive annual directors' fees in securities of the issuer. A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time, either with or without cause, by resolution adopted by the Board of Directors, and any vacancy on the Committee at any time may be filled by resolution adopted by the Board of Directors.

                  Any or all powers and functions of the Committee may be exercised at any time and from time to time by the Board of Directors; provided,

however, that all of the members of the Board of Directors are "disinterested persons" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Exchange Act.

                  Subject to the express provisions of the Plan, the Board of Directors or the Committee, as the case may be, shall have authority, in its discretion, to determine the Participants to whom Options shall be granted, the time when such Options shall be granted, the number of Shares which shall be subject to each Option, the purchase price or exercise price of each Option, the period(s) during which such Options shall be exercisable (whether in whole or in part) and the other terms and provisions thereof (which need not be identical).

                  Subject to the express provisions of the Plan, the Board of Directors or the Committee, as the case may be, also shall have authority to construe the Plan and the Options granted thereunder, to amend the Plan and the Options thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Options (which need not be identical) granted thereunder and to make all other determinations necessary or advisable for administering the Plan. The Board of Directors or the Committee, as the case may be, also shall have the authority to require, in its discretion, as a condition of the granting of any such Option, that the Participants agree (i) not to sell or otherwise dispose of Shares acquired pursuant to the exercise of such Option for a period of six (6) months following the date of the acquisition of such Option and (ii) that in the event of termination of employment of such employee or the engagement of such consultant, as the case may be, other than as a result of dismissal without cause, such Participant will not, for a period to be fixed at the time of the grant of the Option, enter into any other employment or consulting arrangement or participate directly or indirectly in any other business or enterprise which is competitive with the business of the Company or any subsidiary corporation or parent corporation of the Company, or enter into any employment in which such employee or consultant, as the case may be, will be called upon to utilize special knowledge obtained through employment with or retention by the Company or any subsidiary corporation or parent corporation thereof. In no event will a Participant who is subject to the reporting requirements of Section 16(a) of the Exchange Act be entitled to sell or otherwise dispose of any Shares acquired pursuant to exercise of any such Options for a period of six (6) months from the date of the acquisition of such Options.

                  The determination of the Board of Directors or the Committee, as the case may be, on matters referred to in this Article III shall be conclusive.

                  The Board of Directors or the Committee, as the case may be, may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such legal counsel, consultant or agent. Expenses incurred by the Board of Directors or the Committee, as the case may be, in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award of Options granted hereunder.



                                IV. ELIGIBILITY

                  Options may be granted only to employees employed and consultants engaged by the Company or of any subsidiary corporation or parent corporation of the Company (such employees and consultants hereinafter at times collectively referred to as the "Participants"), except as hereinafter provided, and shall not be granted to any director who is not also an employee of the Company. Any director who is a member of the Committee shall be ineligible to receive an Option. In addition, any director who during the one (1) year period prior to serving as a plan administrator, was granted Options pursuant to the Plan, will, in accordance with Rule 16b-3, as promulgated under the Exchange Act, be ineligible to receive an Option, unless his participation was limited solely to participation in formula grants, an on-going broad-based employee plan or the election to receive annual directors' fees in securities of the Company.

                  Incentive Stock Options shall not be granted to consultants.

                  The Plan does not create a right in any Participant to participate in the Plan, to become or remain an employee of the Company, nor does it create a right in any Participant to have any Options granted to him or her.


                          V. OPTION PRICE AND PAYMENT

                  The price for each Share purchasable under any Non-Qualified Option granted hereunder shall be such amount as the Board of Directors or the Committee, as the case may be, shall deem appropriate, but in no event less than the par value of a Share of common stock.

                  The price for each Share purchasable under any Incentive Option granted hereunder shall be such amount as the Board of Directors or the Committee, as the case may be, shall, in its best judgment, determine to be not less than one hundred per cent (100%) of the fair market value per Share at the date the Option is granted; provided, however, that in the case of an Incentive Option granted to a person who, at the time such Option is granted, owns shares of the Company or any subsidiary corporation or parent corporation of the Company which possess more than ten per cent (10%) of the total combined voting power of all classes of shares of the Company or of any subsidiary corporation or parent corporation of the Company, the purchase price for each Share shall be such amount as the Board of Directors or the Committee, as the case may be, in its best judgment, shall determine to be not less than one hundred ten per cent (110%) of the fair market value per Share at the date the Option is granted. In determining stock ownership of a Participant for any purposes under the Plan, the rules of Section 424(d) of the Code shall be applied, and the Board of Directors or the Committee, as the case may be, may rely on representations of fact made to it by the Participant and believed by it to be true.

                  If the Shares are listed on a national securities exchange in the United States on any date on which the fair market value per Share is to be determined, the fair market value per Share shall be deemed to be the average of the high and low quotations at which such Shares are sold on such national securities exchange on the date such Option is granted. If the Shares are listed on a national securities exchange in the United States on such date, but the

Shares are not traded on such date, or such national securities exchange is not open for business on such date, the fair market value per Share shall be determined as of the closest preceding date on which such exchange shall have been open for business and the Shares were traded. If the Shares are listed on more than one national securities exchange in the United States on the date on which the fair market value per Share is to be determined, the Board of Directors or the Committee, as the case may be, shall determine which national securities exchange shall be used for the purpose of determining the fair market value per Share.

                  For purposes of this Plan, the determination by the Board of Directors or the Committee, as the case may be, of the fair market value of a Share shall be conclusive.

                  Upon the exercise of an Option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash or by certified check or such other arrangement for the satisfaction of the full purchase price as the Committee may determine to the extent permitted by applicable law, including but not limited to, by delivering to the Company shares of common stock of the Company (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder free and clear of all liens and encumbrances having a fair market value equal to the exercise price applicable to that portion of the Option being exercised by the delivery of such Shares. The fair market value of the stock so delivered shall be determined by the Committee, in its sole discretion, as of the date immediately preceding the date on which the Option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations.


                              VI. USE OF PROCEEDS

                  The cash proceeds of the sale of Shares pursuant to the Plan are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.


            VII. TERM OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE

                  Any Option shall be exercisable at such times, in such amounts and during such period or periods as the Board of Directors or the Committee, as the case may be, shall determine at the date of the grant of such Option; provided, however, that an Incentive Option shall not be exercisable after the expiration of ten (10) years from the date such Option is granted; and provided further that, in the case of an Incentive Option granted to a person who, at the time such Option is granted, owns stock of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten per cent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

                  Except to the extent otherwise provided under the Code, to the extent that the aggregate fair market value of stock for which Incentive Options are exercisable for the first time by a Participant during any calendar year (under all stock option plans of the Company or of any parent corporation or subsidiary corporation of the Company) exceeds one hundred thousand dollars ($100,000), such Options shall be treated as Non-Qualified Options. For purposes of this limitation, (i) the fair market value of stock is determined as of the time the Option is granted, and (ii) the limitation will be applied by taking into account Options in the order in which they were granted.

                  Subject to the provisions of Article XVII, the Board of Directors or the Committee, as the case may be, shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted hereunder.

                  To the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part.

                  In no event shall an Option granted hereunder be exercised for a fraction of a Share.

                  The Committee may at any time on behalf of the Company offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.


                           VIII. EXERCISE OF OPTIONS

                  Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Corporate Secretary of the Company at the principal business office of the Company, specifying the number of shares to be purchased and specifying a business day not more than fifteen (15) days from the date such notice is given for the payment of the purchase price against delivery of the Shares being purchased. Subject to the terms of Articles XIII, XV, and XVI, the Company shall cause certificates for the Shares so purchased to be delivered to the optionee at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise.


                       IX.  NON-TRANSFERABILITY OF OPTIONS

                  No Option granted hereunder shall be transferable, whether by operation of law or otherwise, and any Option granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder.


                          X. TERMINATION OF EMPLOYMENT

                  Upon termination of the employment of any Participant with the Company and all subsidiary corporations and parent corporations of the Company, an Option previously granted to the Participant, unless otherwise specified by the Board of Directors or the Committee, as the case may be, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:

                                    (a) if the Participant shall die while in
                           the employ of such corporation or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when such Participant was entitled to exercise an Option as herein provided, the legal representative of such Participant, or such person who acquired such Option by bequest or inheritance or by reason of the death of the Participant, may, not later than one (1) year from the date of death, but in no event later than the expiration of the stated term of such Option, exercise such Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Board of Directors or the Committee, as the case may be, in such Option; and

                                  (b) if the employment of any
                          Participant to whom such Option shall have been granted shall terminate by reason of the Participant's retirement (at such age or upon such conditions as shall be specified by the Board of Directors), disability (as defined in
                          Section 22(e)(3) of the Code) or dismissal by the employer other than for "cause" (as defined below), and while such Participant is entitled to exercise such Option as herein provided, such Participant shall have the right to exercise such Option so granted, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Board of Directors or the Committee, as the case may be, in such Option, at any time up to and including (i) three (3) months after the date of such termination of employment in the case of termination by reason of retirement or dismissal other than for cause, and (ii) one (1) year after the date of termination of employment in the case of termination by reason of retirement or disability. Notwithstanding anything to the foregoing to the contrary contained herein, upon the termination without cause of any Participant who has been granted Non-Qualified Options pursuant to the Plan, the Board of Directors or the Committee, as the case may be, shall have the right, in their sole discretion (only with respect to Non-Qualified Options granted pursuant to the Plan), to either (i) accelerate the time period during which a Participant may exercise all or a part of any such Option previously granted and/or
                          (ii) extend the time period in which such Participant may exercise such Option, to a period of up to one (1) year after the date of such Participant's termination without cause.

                  In no event, however, shall any person be entitled to exercise any Option after the expiration of the period of exercisability of such Option as specified therein.

                  If the Participant voluntarily terminates his or her employment, other than by reason of his/her retirement, or is discharged for cause, any Option granted hereunder shall, unless otherwise specified by the Board of Directors or the Committee, as the case may be, forthwith terminate with respect to any unexercised portion thereof.

                  If an Option granted hereunder shall be exercised by the legal representative of a deceased or disabled Participant or former Participant, or by a person who acquired an Option granted hereunder by bequest or inheritance or by reason of death of any Participant or former Participant, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

                  For the purposes of the Plan, the term "for cause" shall mean
(i) with respect to a Participant who is party to a written agreement with, or, alternatively, participates in a compensation or benefit plan of the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment thereunder by the Company or such subsidiary corporation or parent corporation of the Company, "for cause" or "cause" as defined in the most recent of such agreements or plans, or (ii) in all other cases, as determined by the Board of Directors or the Committee, as the case may be, in its sole discretion, (a) the willful commission by a Participant of a criminal or other act that causes or probably will cause substantial economic damage to the Company or a subsidiary corporation or parent corporation of the Company or substantial injury to the business reputation of the Company or a subsidiary corporation or parent corporation of the Company;
(b) the commission by a Participant of an act of fraud in the performance of such Participant's duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; or (c) the continuing willful failure of a Participant to perform the duties of such Participant to the Company or a subsidiary corporation or parent corporation of the Company (other than such failure resulting from the Participant's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the Participant by the Board of Directors. For purposes of the Plan, no act, or failure to act, on the Participant's part shall be considered "willful" unless done or omitted to be done by the Participant not in good faith and without reasonable belief that the Participant's action or omission was in the best interest of the Company or a subsidiary corporation or parent corporation of the Company.


                  For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an "employee" of such corporation for purposes of Section 422(a) of the Code. If an individual is on military, sick leave or other bona fide leave of absence, such individual shall be considered an "employee" for purposes of the exercise of an Option and shall be entitled to exercise such Option during such leave if the period of such leave does not exceed ninety (90) days, or, if longer, so long as the individual's right to reemployment with the corporation granting the option (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds ninety (90) days, the employment relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave, unless the individual's right to reemployment is guaranteed by statute or contract.

                  A termination of employment shall not be deemed to occur by reason of (i) the transfer of a Participant from employment by the Company to employment by a subsidiary corporation or a parent corporation of the Company, or (ii) the transfer of a Participant from employment by a subsidiary corporation or a parent corporation of the Company to employment by the Company or by another subsidiary corporation or parent corporation of the Company.

                  In the event of the complete liquidation or dissolution of a subsidiary corporation, or in the event that such corporation ceases to be a subsidiary corporation, any unexercised Options theretofore granted to any person employed by such subsidiary corporation will be deemed cancelled unless such person is employed by the Company or by any parent corporation or another subsidiary corporation after the occurrence of such event. In the event an Option is to be cancelled pursuant to the provisions of the previous sentence, notice of such cancellation will be given to each Participant holding unexercised Options and such holder will have the right to exercise such Options in full (without regard to any limitation set forth or imposed pursuant to Article VII) during the thirty (30) day period following notice of such cancellation.


           XI. ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS

                  In the event of any change in the outstanding Shares through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or other like change in capital structure of the Company, the Board of Directors or the Committee, as the case may be, shall make such adjustment to each outstanding Option that it, in its sole discretion, deems appropriate. The term "Shares" after any such change shall refer to the securities, cash and/or property then receivable upon exercise of an Option. In addition, in the event of any such change, the Board of Directors or the Committee, as the case may be, shall make any further adjustment as may be appropriate to the maximum number of Shares which may be acquired under the Plan pursuant to the exercise of Options, the maximum number of Shares which may be so acquired by one Participant and the number of Shares and price per Share subject to outstanding Options as shall be equitable to prevent dilution or enlargement of rights under such Options, and the determination of the Board of Directors as to these matters shall be conclusive. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of Section 424(a) of the

Code, and (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder to be other than an "incentive stock option" for purposes of Section 422 of the Code.


                       XII. RIGHT TO TERMINATE EMPLOYMENT

                  The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the employment of any holder of Options and it shall not impose any obligation on the part of any holder of Options to remain in the employ of the Company or of any subsidiary corporation or parent corporation thereof.


                         XIII. PURCHASE FOR INVESTMENT

                  Except as hereinafter provided, the Board of Directors or the Committee, as the case may be, may require a Participant, as a condition upon exercise of any Option granted hereunder, to execute and deliver to the Company
(a) stock powers with respect to Shares underlying a particular Option and required to be held by a custodian, and (b) a written statement, in form satisfactory to the Board of Directors or the Committee, as the case may be, in which the Participant represents and warrants that Shares are being acquired for such person's own account for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Board of Directors or the Committee, as the case may be, be required to represent and warrant in writing that any subsequent resale or distribution of Shares by the Participant shall be made only pursuant to either (i) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such Shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current, or (ii) re-offerings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the Shares being re-offered are registered under the Securities Act and a prospectus in respect thereof is current.


            XIV. ISSUE OF CERTIFICATES, LEGENDS, PAYMENT OF EXPENSES

                  Upon any exercise of an Option which may be granted hereunder and, in the case of an Option, payment of the purchase price, a certificate or certificates for the Shares shall be issued by the Company in the name of the person exercising the Option and shall be delivered to or upon the order of such person.

                  The Company may endorse such legend or legends upon the certificates for Shares issued pursuant to the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as, in its discretion, it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (ii) implement the provisions of the Plan and any agreement between the Company and the optionee or grantee with respect to such Shares, or
(iii) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Plan.

                  The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses which may be necessitated by the filing or amending of a Registration Statement under the Securities Act, which fees and expenses shall be borne by the recipient of the Shares, unless such Registration Statement under the Securities Act has been filed by the Company for its own corporate purposes (and the Company so states) in which event the recipient of the Shares shall bear only such fees and expenses as are attributable solely to the inclusion of the Shares he or she receives in the Registration Statement.

                  All Shares issued as provided herein shall be fully paid and non-assessable to the extent permitted by law.


                             XV. WITHHOLDING TAXES

                  The Company may require a Participant, if applicable, exercising a Non-Qualified Option granted hereunder, or disposing of Shares acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code), to reimburse the corporation that employs such Participant for any taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the issuance or disposition of such Shares. In lieu thereof, the corporation that employs such Participant shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the Participant upon such terms and conditions as the Board of Directors shall prescribe. The corporation that employs such Participant may, in its discretion, hold the stock certificate to which such Participant is entitled upon the exercise of an Option as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated. In addition, at any time that the Company becomes subject to a withholding obligation under applicable law with respect to the exercise of a Non-Qualified Option (the "Tax Date"), except as set forth below, a holder of a Non-Qualified Option may elect to satisfy, in whole or in part, the holder's related personal tax liabilities (an "Election") by (i) directing the Company to withhold from Shares issuable in the related exercises either a specified number of Shares or Shares having a specified value (in each case not in excess of the related personal tax liabilities), (ii) tendering Shares previously issued pursuant to the exercise of an Option or other Shares of the Company's common stock owned by the holder, or (iii) combining any or all of the foregoing options in any fashion. An Election shall be irrevocable. The withheld Shares and other Shares tendered in payment shall be valued at their fair market value (determined in accordance with the principles set forth in Article V of the Plan) on the Tax Date. The Board of Directors or the Committee, as the case may be, may disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular Shares or exercises. The Board of Directors or the Committee, as the case may be, may impose any additional conditions or restrictions on the right to make an Election as it shall deem appropriate.


                   XVI. LISTING OF SHARES AND RELATED MATTERS

                  The Board of Directors or the Committee, as the case may be, may delay any award, issuance or delivery of Shares if it determines that listing, registration or qualification of Shares or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors or the Committee, as the case may be.


                          XVII. AMENDMENT OF THE PLAN

                  The Board of Directors or the Committee, as the case may be, may, from time to time, amend the Plan, provided that no amendment shall be made, without the approval of the stockholders of the Company, to the extent required by Rule 16b-3 or for the exception for performance-based compensation under Section 162(m) of the Code, that will (i) increase the total number of Shares reserved for Options under the Plan (other than an increase resulting from an adjustment provided for in Article XI), (ii) reduce the exercise price of any Option granted hereunder, (iii) modify the provisions of the Plan relating to eligibility, or (iv) materially increase the benefits accruing to Participants under the Plan or extend the maximum option period under Section
VII. The Board of Directors or the Committee, as the case may be, shall be authorized to amend the Plan and the Options granted thereunder to permit the Incentive Options granted thereunder to qualify as incentive stock options within the meaning of Section 422 of the Code. The rights and obligations under any Option granted before amendment of the Plan or any unexercised portion of such Option shall not be adversely affected by amendment of the Plan or Option without the consent of the holder of such Option.


                  XVIII. TERMINATION OR SUSPENSION OF THE PLAN

                  The Board of Directors or the Committee, as the case may be, may at any time suspend or terminate the Plan. The Plan, unless sooner terminated under Article XXI or by action of the Board of Directors, shall terminate at the close of business on the Termination Date. Options may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option was granted. The power of the Board of Directors to construe and administer any Options granted prior to the termination or suspension of the Plan under Article III nevertheless shall continue after such termination or during such suspension.


                               XIX. GOVERNING LAW

                  The Plan and such Options as may be granted thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida from time to time obtaining or such other jurisdiction as the Company may become reincorporated under.


                             XX. PARTIAL INVALIDITY

                  The invalidity or illegibility of any provision hereof shall not be deemed to affect the validity of any other provision.


                              XXI. EFFECTIVE DATE

                  The Plan shall become effective upon its approval by the Shareholders of the Company.



                                                                    APPENDIX E


                     AMERICAN BODY ARMOR & EQUIPMENT, INC.

                 1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN


                  The 1996 Non-Employee Directors Stock Option Plan (the "Plan") is established to attract, retain and compensate for service as members of the Board of Directors of American Body Armor & Equipment, Inc. (the "Company") highly qualified individuals who are not current or former employees of the Company and to enable them to increase their ownership in the Company's Common Stock. The Plan will be beneficial to the Company and its shareholders since it will allow these directors to have a greater personal financial stake in the Company through the ownership of Company stock, in addition to underscoring their common interest with shareholders in increasing the value of the Company stock longer term.

1.       Eligibility

                  All members of the Company's Board of Directors who are not current or former employees of the Company or any of its subsidiaries ("Non-Employee Directors") are eligible to participate in the Plan.

2.       Options

                  Only nonqualified stock options ("NQSOs") may be granted under the Plan. Grants shall be evidenced by Option Agreements in form promulgated by the Board of Directors from time to time.

3.       Shares Available

         a) Number of Shares Available: There is hereby reserved for issuance under the Plan 300,000 shares of Company Common Stock, par value $.01 per share, which may be authorized but unissued shares, treasury shares, or shares purchased on the open market.

         b) Recapitalization Adjustment: In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Company, adjustments in the number and kind of shares authorized by the Plan, in the number and kind of shares covered by, and in the option price of outstanding NQSOs under the Plan shall be made if, and in the same manner as, such adjustments are made to NQSOs issued under the Company's 1996 Stock Option Plan.

4.       Annual Grant of Nonqualified Stock Options

                  Each year on the day of the Company's annual meeting of shareholders, each individual elected, reelected or continuing as a Non-Employee Director shall automatically receive NQSOs covering 25,000 shares of Company Common Stock. Notwithstanding the foregoing, if, on that day, the counsel for the Company determines, in her/his sole discretion, that the Company is in possession of material, undisclosed information about the Company, then the annual grant of NQSOs to Non-Employee Directors shall be suspended until the second day after public dissemination of such information and the price, exercisability date and option period shall then be determined by reference to such later date. If Company Common Stock is not traded on the American Stock Exchange or on such exchange as such stock may then be trading on any date a grant would otherwise be awarded, then the grant shall be made the next day thereafter that Company Common Stock is so traded.

5.       Option Price

                  The price of the NQSO shall be the closing price on the date of the grant of the Company's Common Stock as quoted on the composite tape of the American Stock Exchange or of such exchange upon which the Company's Common Stock may then currently be trading.

6.       Option Period

                  Except as otherwise provided herein, a NQSO granted under the Plan shall become exercisable no earlier than three years from the date of the grant and shall expire ten years after date of the grant ("Option Period").

7.       Payment

                  The NQSO price shall be paid in cash in U.S. dollars at the time the NQSO is exercised.

8.       Cessation of Service

                  Upon cessation of service as a Non-Employee Director (for reasons other than retirement, death, disability or "cause"), only those NQSOs immediately exercisable at the date of cessation of service shall be exercisable by the grantee. Such NQSOs must be exercised within ninety days of cessation of service (but in no event after the expiration of the Option Period) or they shall be forfeited.

                  (a)      Retirement

                  If a grantee ceases service as a Non-Employee Director and is at least age 65 with ten or more years of service or age 70 with five or more years of service, then any of his/her outstanding NQSOs shall continue to become exercisable. All outstanding NQSOs must be exercised by the earlier of (i) thirty-six (36) months following the date of such cessation of service or (ii) the expiration of the Option Period, or such NQSOs shall be forfeited.

                  (b)      Disability

                  If a grantee ceases service as a Non-Employee Director on account of disability, then those of his/her NQSOs which had been held for at least twelve (12) months on the date of cessation of service shall become immediately exercisable. All NQSOs which became exercisable upon cessation of service following disability and those NQSOs which were exercisable on the date of such termination of employment following disability must be exercised by the earlier of (i) six (6) months following the date of such cessation of service or
(ii) the expiration of the Option Period, or such NQSOs shall be forfeited.

                  "Disability" shall mean total and permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended.

                  (c)      Death

                  Upon the death of a grantee, those NQSOs which had been held for at least twelve months at date of death shall become immediately exercisable upon death. The NQSOs which become exercisable upon the date of death and those NQSOs which were exercisable on the date of death may be exercised by the grantee's legal representatives or heirs by the earlier of (i) thirty-six (36) months from the date of death or (ii) the expiration of the Option Period; if not exercised by the earlier of (i) or (ii), such NQSOs shall be forfeited.

                  (d)      Cause

                  Upon removal of a Non-Employee Director, failure to stand for reelection or failure to be renominated for "cause," or if the Company obtains or discovers information after termination of service of a Non-Employee Director that would have justified his/her removal for cause during such directorship, all outstanding Options granted to such Non-Employee Director pursuant to this Plan shall, upon giving written notice thereof by the Company, shall immediately terminate and shall be null and void.

                  "Cause" shall mean an act or a failure to act that constitutes "cause" for removal of a director under applicable Delaware law.

9.       Administration and Amendment of the Plan

                  The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company. The Plan may be terminated or amended by the Board of Directors as it deems advisable. However, an amendment revising the price, date of exercisability, option period of, or amount of shares under a NQSO shall not be made more frequently than every six (6) months unless necessary to comply with applicable laws or regulations. No amendment may revoke or alter in a manner unfavorable to the grantees any NQSOs then outstanding, nor may the Board of Directors amend the Plan without shareholder approval where the absence of such approval would cause the Plan to fail to comply with Rule 16b-3 under the Securities Exchange Act of 1934 (the "Act"), or any other requirement of applicable law or regulation. A NQSO may not be granted under the Plan after December 31, 2006 but NQSOs granted prior to that date shall continue to become exercisable and may be exercised according to their terms.

10.      Non-transferability

                  No NQSO granted under the Plan is transferable other than by will or the laws of descent and distribution. During the grantee's lifetime, a NQSO may only be exercised by the grantee or the grantee's guardian or legal representative.

11.      Compliance with SEC Regulations


                  It is the Company's intent that the Plan comply in all respects with Rule 16b-3 of the Act, and any regulations promulgated thereunder. If any provision of the Plan is later found not to be in compliance with the Rule, the provision shall be deemed null and void. All grants and exercises of NQSOs under the Plan shall be executed in accordance with the requirements of
Section 16 of the Act, as amended, and any regulations promulgated thereunder.

12.      Disinterested Person Status

                  Notwithstanding anything contained herein to the contrary, neither the Board of Directors nor any person designated to assist the Board of Directors in the administration of the Plan may take any action which would cause any Non-Employee Director of the Company to cease to be a "disinterested person" for purposes of Rule 16b-3 with regard to this Plan or any other stock option or other equity plan of the Company. In particular, to the extent required as aforesaid, the Board of Directors shall not have any discretion as to:

                            (i)    the selection of Non-Employee
                  Directors who are eligible to receive awards of Stock Options;

                           (ii)    the number of Stock Options
                  awarded to any Non-Employee Director.

13.  Restrictions on Delivery and Sale of Shares

                  Each award granted under the Plan is subject to the condition that if at anytime the Compensation Committee, in its discretion, shall determine that the listing, registration or qualification of the stock covered by such award upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such award or the purchase or delivery of stock thereunder, the delivery of any or all shares pursuant to such award may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of stock purchasable or otherwise deliverable under awards then outstanding, the Compensation Committee may require, as a condition of any delivery of stock pursuant to the award a written representation, from the recipient, that such shares are being acquired for investment and not with a view to distribution and agreeing that the stock will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may endorse on certificates representing shares delivered pursuant to an award such legends referring to the foregoing representations or restrictions or any applicable restrictions applicable on resale as the Company, in its discretion, shall deem appropriate.

14.      Miscellaneous

                  Except as provided in the Plan, no Non-Employee Director shall have any claim or right to be granted a NQSO under the Plan. Neither the Plan nor any action thereunder shall be construed as giving any director any right to be retained in the service of the Company.

15.      Effective Date

                  The Plan shall be effective on such date as shareholder approval is obtained.